UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant x

Filed by a Party other than the Registrant 

Check the appropriate box:

x	Preliminary Proxy Statement

	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

	Definitive Proxy Statement

	Definitive Additional Materials

	Soliciting Material Pursuant to Rule 14a-12

Midway Gold Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x	No fee required

	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

	Fee paid previously with preliminary materials.



Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Midway Gold Corp.

8310 South Valley Highway, Suite 280

Englewood, Colorado 80112

Notice of Annual General and Special Meeting of Shareholders

To all Shareholders of Midway Gold Corp.:

You are invited to attend the 2014 Annual General and Special Meeting (the “Meeting”) of Shareholders (the “Shareholders”) of Midway Gold Corp. (the “Company” or “Midway”) to be held on June 18, 2014 at 10 a.m. (Nevada time) at the offices of Lionel Sawyer & Collins, 300 S 4th St # 1700, Las Vegas, NV 89101.  The purposes of the Meeting are:

Annual General Meeting Matters

•	To place before the Meeting the audited financial statements of the Company for the fiscal year ended December 31, 2013 together with the auditors’ report thereon.
•	To set the number of directors at seven (including one Preferred Holder Director).
•

To elect seven directors (including one Preferred Holder Director) to hold office until the Company’s 2015 Annual General Meeting of Shareholders or until their successors are duly elected or appointed.

•

To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year ending December 31, 2014 and to authorize the Board of Directors of the Company (the “Board” or “Board of Directors”) to fix the remuneration to be paid to KPMG LLP.

Special Meeting Matters

•

To approve Section 26.7(3)(i) of the Company’s Articles granting the holders of the Company’s Series A Preferred Shares (the “Series A Preferred Shares”) preferential corporate governance and nomination rights in the event the Company fails twice to redeem the Series A Preferred Shares.

Other Matters

•	To transact such other business that may properly come before the Meeting.

Details of the matters proposed to be put before the Meeting are described in the Proxy Statement, which forms part of this Notice of Meeting.

The Board of Directors has fixed May 14, 2014 as the record date for determining Midway Shareholders who are entitled to receive notice of and vote at the Meeting. A list of Midway’s registered Shareholders as of May 14, 2014 will be available at the Meeting for inspection by Shareholders.

YOUR VOTE IS VERY IMPORTANT. Whether or not you are able to attend the Meeting, please submit your vote as soon as possible to ensure that your views are represented at the Meeting.

Registered Shareholders

If you are a registered Shareholder of Midway, please complete and return the enclosed form of proxy.  To be effective, a proxy must be received by Computershare Investor Services Inc. at:

Proxy Dept., 100 University Avenue,

8th Floor, Toronto Ontario, M5J 2Y1

(Fax: Within North America: 1-866-249-7775

Outside North America: (416) 263-9524)

by not later than 10a.m. (Nevada time) on June 16, 2014 or, if the Meeting is rescheduled, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the rescheduled Meeting.  Shareholders who are planning to return the form of proxy are encouraged to review the Proxy Statement carefully before submitting their proxy form. If you decide to attend the Meeting you may, if you wish, revoke the proxy and vote your shares in person. See “Part 1 – Voting – Registered Shareholder Voting Instructions” in the Proxy Statement for further details.

Beneficial (Non-Registered) Shareholders

If you hold shares of Midway through a broker, custodian, nominee or other intermediary, instead of a proxy you will find enclosed a voting instruction form. See “Part 1 – Voting – Beneficial Shareholder Voting Instructions” in the Proxy Statement for instructions on how to ensure your views are represented at the Meeting.

Additional Information about Midway

This Notice of Meeting and the Proxy Statement, our 2013 Annual Report on Form 10-K, our 2013 annual audited financial statements and associated management’s discussion and analysis, and additional information with respect to us is available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml, and on our website at www.midwaygold.com.

Shareholders of Midway who wish to receive paper copies of the Company’s 2013 annual audited financial statements and associated management’s discussion and analysis, and/or the Company’s 2013 Annual Report on Form 10-K (excluding exhibits) may make a request to Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Corporate Secretary, and a copy of the requested documentation will be mailed free of charge.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kenneth Brunk

Chairman, President and Chief Executive Officer

Englewood, Colorado

April 16, 2014

Midway Gold Corp.

8310 South Valley Highway, Suite 280

Englewood, Colorado 80112

Proxy Statement

for

Annual General and Special Meeting of Shareholders

to be Held June 18,  2014

Unless the context requires otherwise, references in this Proxy Statement to “Midway Gold,” “Midway,” the “Company,” “we,” “us,” or “our” refer to Midway Gold Corp.

The information contained in this Proxy Statement, unless otherwise indicated, is as of April 25, 2014.

The Annual General and Special Meeting (the “Meeting”) of Shareholders of Midway (the “Shareholders”) will be held on June 18, 2014 at 10 a.m. (Nevada time) at the offices of Lionel Sawyer & Collins, 300 S 4th St # 1700, Las Vegas, NV 89101.  The purposes of the Meeting are:

Annual General Meeting Matters

•	To place before the Meeting the audited financial statements of the Company for the fiscal year ended December 31, 2013 together with the auditors’ report thereon.
•	To set the number of directors at seven (including one Preferred Holder Director (as defined herein)).
•

To elect seven directors (including one Preferred Holder Director (as defined herein)) to hold office until the Company’s 2015 Annual General Meeting of Shareholders or until their successors are duly elected or appointed.

•

To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year ending December 31, 2014 and to authorize the Board of Directors of the Company (the “Board” or the “Board of Directors”) to fix the remuneration to be paid to KPMG LLP.

Special Meeting Matters

•

To approve section 26.7(3)(i) of the Company’s Articles (the “Articles”) granting the holders of the Company’s Series A Preferred Shares (the “Series A Preferred Shares”) preferential corporate governance and nomination rights in the event the Company fails twice to redeem the Series A Preferred Shares (we refer to this proposal as the “Preferred Shares Rights Matter”).

Other Matters

•	To transact such other business that may properly come before the Meeting.

Under our Articles, a quorum of the Meeting is constituted by at least two (2) persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting. A quorum must be reached before any action may validly be taken at the Meeting, other than the election of a chairman of the Meeting and the adjournment of the Meeting.  If a quorum is not reached in person or by proxy within thirty (30) minutes of the commencement of the Meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the Meeting will be adjourned to the same time and date of the following week and at the same location. If a quorum is not reached within thirty (30) minutes of the commencement of the adjourned meeting, those present and being, or represented by proxy, one or more Shareholders entitled to vote at the Meeting will constitute a quorum.

References to dollars ($) in this Proxy Statement shall mean Canadian dollars unless otherwise indicated.  The closing exchange rate for the conversion of U.S. dollars to Canadian dollars was U.S.$1.00 = $1.0636 on December 31, 2013.

We are providing this Proxy Statement and the enclosed form of proxy in connection with the solicitation by management of the Company of proxies for the Meeting.  We anticipate that this Proxy Statement and the form of proxy will first be mailed to holders of our common shares and Series A Preferred Shares (together referred to herein as the “Shares”) on or about May 23, 2014.

Proxies are being solicited in connection with this Proxy Statement by Midway’s management. It is expected that solicitation of proxies will be made primarily by mail but proxies may also be solicited personally or by telephone, email, facsimile, or other communication by directors, officers and employees or agents of Midway without additional salary or compensation.  All costs of soliciting proxies and mailing the Proxy Statement and other meeting materials in connection with the Meeting will be borne by Midway.

PART 1 – VOTING

HOW A VOTE IS PASSED

Except for the election of directors and the Preferred Shares Rights Matter, all of the other matters that will come to a vote at the Meeting as described in the Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favor, then the resolution is approved.  Abstentions will not be counted for or against a proposal.  Other than the election of the nominee for the board seat to be elected by the Preferred Governance Majority (as defined herein) (the “Preferred Holder Director”), the nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting. With respect to the nominee for election as the Preferred Holder Director (the “Preferred Director Nominee”), such Preferred Director Nominee will be elected by a plurality of the votes cast at the Meeting by the Preferred Governance Majority, voting as a separate class.  Other than the Preferred Holder Director, the number of positions on the Board (as set at the Meeting) will be filled by the nominees with the most votes.  The Preferred Holder Director’s position shall be filled by the Preferred Director Nominee with the most votes from the Preferred Governance Majority.   A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.   The Preferred Shares Rights Matter is a separate special resolution of the holders of common shares and can be passed by a special majority – that is if at least 2/3 of the votes that are cast by holders of common shares are in favor, then the resolution is approved.

WHO CAN VOTE?

Shareholders as of May 14, 2014  (the record date for the Meeting) are entitled to have their views represented at the Meeting.  For the purpose of determining how your views may be represented at the Meeting, you must first determine what type of Shareholder you are; a registered Shareholder or a beneficial Shareholder.

Registered Shareholders

You are a registered Shareholder if your Shares are held in your personal name and you are in possession of a share certificate that indicates the same.

Beneficial (Non-Registered) Shareholders

A majority of our Shareholders are non-registered. You are a non-registered Shareholder if your Shares are held in the name of a nominee/intermediary. If you hold your Shares through a bank, a trust company, a brokerage firm or other type of institution, then you are considered a non-registered or beneficial Shareholder. More particularly, a person is a non-registered Shareholder in respect of his or her Shares where such Shares are held either (a) in the name of the intermediary that the non-registered Shareholder deals with (being securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada, or The Depository Trust Company in the United States) with which the intermediary deals.  If your Shares are held in the name of a U.S. registered broker-dealer nominee, you need to provide your nominee with specific instructions to vote your Shares.  See “Broker Non-Votes” below.

Follow the steps in the appropriate category below once you have determined your shareholding type. Please note that only registered Shareholders as of May 14, 2014, or duly appointed proxyholders thereof, are permitted to vote in person at the Meeting.

REGISTERED SHAREHOLDER VOTING INSTRUCTIONS

If you are a registered Shareholder as of May 14, 2014, you may vote in person at the Meeting,  or by proxy either by mail, telephone or online. If you wish to vote by telephone or internet, please see the form of proxy enclosed for details on protocol.

Voting in Person

If you are able to join us in person for the Meeting, and wish to vote your Shares in person, you do not need to complete and return the enclosed proxy. Before the official start of the Meeting on June 18, 2014, please register with the representative(s) from the Company, who will be acting as scrutineer at the Meeting. Once you are registered with the scrutineer, your vote will be requested and counted at the Meeting.

For Shares that are registered in the name of a corporation, a duly authorized officer of the corporation may attend the Meeting to vote on the corporation’s behalf provided that documentation evidencing such officer’s authority is (a) received by Computershare at the address indicated on the accompanying Notice of Meeting by not later than 10 a.m. (Nevada time) on June 16, 2014 or, if the Meeting is rescheduled, at least forty-eight (48) hours (excluding Saturdays, Sundays and statutory holidays) before the rescheduled Meeting, or (b) provided at the Meeting to Computershare.

Voting by Proxy

If you are not able to attend the Meeting in person, or if you wish to appoint a representative to vote on your behalf, you have the right to appoint a proxyholder, who may or may not be a Shareholder of the Company, to represent you at the Meeting. To do so, use the enclosed form of proxy.

The persons named in the accompanying form of proxy are directors or officers of the Company and are nominees of management. You can choose to have management’s appointee vote your Shares or you may appoint a person of your choice by striking out the printed names and inserting the desired person’s name and address in the blank space provided. Complete the balance of the proxy, sign it and return it to Computershare. Please note that your vote can only be counted if the person you appointed attends the Meeting and votes on your behalf and the proxy has been properly completed, executed and delivered.

You may not vote both by proxy and in person. If you have voted by proxy, you will not be able to vote your Shares in person at the Meeting, unless you revoke your proxy (see “Revoking Your Voting Instructions” below). Return your completed proxy by mail to Computershare or by fax or online by not later than 10 a.m. (Nevada time) on June 16, 2014 or, if the Meeting is rescheduled, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the rescheduled Meeting.

BENEFICIAL SHAREHOLDER VOTING INSTRUCTIONS

Regulatory policies require nominees/intermediaries to seek voting instructions from beneficial Shareholders in advance of shareholder meetings. Beneficial Shareholders have the option of (a) not objecting to their nominee/ intermediary disclosing certain ownership information about themselves to the Company (such beneficial Shareholders are designated as non-objecting beneficial owners, or “NOBOs”) or (b) objecting to their nominee/intermediary disclosing ownership information about themselves to the Company (such beneficial Shareholders are designated as objecting beneficial owners, or “OBOs”).

Mailing to Non-Objecting Beneficial Owners or NOBOs

In accordance with the requirements of the Canadian Securities Administrators, the Company has caused its agent to distribute copies of this Proxy Statement and proxy materials directly to beneficial Shareholders who are NOBOs. These materials are being sent to both registered and non-registered Shareholders.  If you are a non-registered shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the nominee/intermediary holding the Shares on your behalf.

By choosing to send the proxy materials to NOBOs directly, the Company (and not the nominee/intermediary holding Shares on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the voting instruction form enclosed with the mailing you receive.

Mailing to Objecting Beneficial Owners or OBOs

In accordance with the requirements of Canadian Securities Administrators, the Company is distributing copies of this Proxy Statement and proxy materials to clearing agencies and nominees/intermediaries for onward distribution to beneficial Shareholders who are OBOs.

Intermediaries have obligations to forward meeting materials to the OBOs, unless otherwise instructed by the holder (and as required by regulation in some cases, despite such instructions). Generally, nominees/intermediaries will provide OBOs with either: (a) a voting instruction form for completion and execution by the OBO, or (b) a proxy form executed by the nominee/intermediary and restricted to the number of shares owned by the OBO, but not otherwise completed. These are procedures to permit the OBO to direct the voting of the Shares which they beneficially own.

Voting in Person

If you are able to join us in person for the Meeting, and wish to vote your Shares in person, insert your own name in the space provided on the enclosed voting instruction form or form of proxy and carefully follow the signing and return instructions, or other method of response, provided therein. If you do not properly follow such instructions, or do not provide your response within the indicated timeframe, you may not be able to vote your Shares at the Meeting. Before the official start of the Meeting on June 18, 2014  (or such other date to which the Meeting may be rescheduled or adjourned), please register with the representative(s) from the Company.

Most nominees/intermediaries now delegate responsibility for obtaining instructions from OBOs to Broadridge Investor Communications Solutions, Inc. (“Broadridge”). Broadridge typically prepares a voting instruction form, which is mailed to OBOs and requested to be returned to Broadridge, usually by way of mail, telephone or online. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting by proxies for which Broadridge has solicited voting instructions. An OBO who receives a Broadridge voting instruction form cannot use that form to vote Shares in person at the Meeting. Should an OBO who receives a Broadridge voting instruction form wish to attend the Meeting in person, the OBO may request a legal proxy as set forth in the voting instruction form, which will grant the OBO the right to attend and vote at the Meeting. The voting instruction form must be returned to Broadridge (or instructions respecting the voting of common shares must otherwise be communicated to Broadridge) well in advance of the Meeting in order to have your views represented at the Meeting. Please carefully review the instructions on the voting instruction form for completion and deposit.  If you have any questions respecting the voting of Shares held through Broadridge, please contact your nominee/intermediary directly for assistance.

To Vote by Proxy

The materials distributed by Midway’s agent to NOBOs include a voting instruction form.  A NOBO may vote a voting instruction form in his or her own name at any time by mail, telephone or online in accordance with the instructions appearing on the enclosed voting instruction form.   Computershare will tabulate the results of the votes received from NOBOs in accordance with the instructions appearing on the enclosed voting instruction form and will provide appropriate instructions at the Meeting with respect to those votes. Please carefully review the instructions on the voting instruction form for completion and deposit.

Generally, if you are an OBO, you will either:

1.

be given a voting instruction form, which is not signed by your nominee/intermediary, and which when properly completed and signed by you and returned to your nominee/intermediary in adequate time to be forwarded by your nominee/intermediary to Computershare by not later than 10 a.m. (Nevada time) on June 16, 2014, will constitute voting instructions, which your nominee/intermediary must follow; or

2.

be given a proxy which has already been signed by your nominee/intermediary (typically by a facsimile, stamped signature), which describes the number of Shares you beneficially own, but which is otherwise not completed. Because your nominee/intermediary has already signed the form of proxy, you are not required to sign this form of proxy when depositing it. If you wish to submit the proxy, complete the form of proxy and deposit it with Computershare at the address indicated on the accompanying Notice of Meeting by not later than 10 a.m. (Nevada time) on June 16, 2014.

Whether you choose to vote your beneficially held Shares by proxy or voting instruction form or in person, you must carefully follow the instructions that accompany either the proxy or voting instruction form, including those regarding when and where the proxy or voting instruction form is to be delivered, and the deadline for delivery.

You may not vote both by proxy or voting instruction form and in person. If you have voted by proxy or voting instruction form, you will not be able to vote your Shares in person at the Meeting, unless you revoke your proxy or voting instruction (see “Revoking Your Voting Instructions” below).

REVOKING YOUR VOTING INSTRUCTIONS

If you want to revoke a proxy after you have delivered it, you can do so at any time before it has been acted upon.  If you are a registered Shareholder, you may do this by (a) attending the Meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 4:00 p.m. (Nevada time) on the last business day before the day of the Meeting, or any adjournment thereof, or delivered to the person presiding at the Meeting before it (or any adjournment) commences.  If you revoke your proxy and do not replace it with another that is deposited with Computershare before the deadline, you can still vote your Shares but to do so you must attend the Meeting in person.

If you are an OBO, follow the procedures provided by your nominee/intermediary to revoke your voting instructions carefully.

EXERCISE OF DISCRETION BY PROXY HOLDERS

You may indicate on your form of proxy or voting instruction form how you wish your proxyholder to vote your Shares.  To do this, simply mark the appropriate boxes on the form of proxy or voting instruction form.  If you do this, your proxyholder must vote your Shares or withhold from voting your shares in accordance with the instructions you have given, including on any ballot called for at the Meeting.  If you do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your Shares as he or she thinks fit.

If you have appointed the persons designated by management in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your Shares at the Meeting as recommended by management, namely:

FOR setting the number directors at seven (including one Preferred Holder Director);

FOR the election of the proposed nominees as directors;

FOR the re-appointment of KPMG LLP as the Company’s auditor for the fiscal year 2014 and to authorize the Board of Directors of the Company to fix the remuneration to be paid to KPMG LLP;

FOR the amendment to the Articles granting the holders of the Series A Preferred Shares preferential corporate governance and nomination rights in the event the Company fails to redeem the Series A Preferred Shares.

For more information about these matters, see Part 3 - The Business of the Meeting.  The enclosed form of proxy or voting information form may give the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting.  At the time of printing this Proxy Statement, our management is not aware of any other matter to be presented for action at the Meeting.  If, however, other matters do properly come before the Meeting, the persons named on the enclosed form of proxy or voting information form will (if permitted in accordance with applicable law) vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy or voting information form with respect to such matters.

BROKER NON-VOTES

In the United States, brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Shares at their discretion on routine matters, but not on non-routine matters. Other than the proposals for the setting of the number of directors, and the re-appointment of KPMG LLP as our auditors for fiscal year 2014, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote Shares held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors or any other matter to be voted on at the Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of directors.

PART 2 - VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Midway has authorized capital of an unlimited number of common shares and preferred shares.  Each Shareholder holding our common stock is entitled to one (1) vote for each common share registered in his or her name at the close of business on May 14,  2014, the date fixed by our Board of Directors as the record date (the “Record Date”) for determining who is entitled to receive notice of and to vote at the Meeting.  Each Shareholder holding Series A Preferred Shares on the Record Date is entitled to the number of votes per share equal to the number of common shares into which such Series A Preferred Share is convertible as of the Record Date for the determination of Shareholders entitled to vote on such matter.  As at the Record Date each Series A Preferred Shares is convertible into common shares on a one for one share basis and therefore each Series A Preferred Share is entitled to one vote.

At the close of business on April 25, 2014,  134,102,646 of our common shares and 37,837,838 of our Series A Preferred Shares were outstanding.  To the knowledge of our directors and officers, Mr. Martin Hale Jr., INV-MID, LLC, EREF-MID II, LLC and HCP-MID, LLC are the only individuals and companies who beneficially own, directly or indirectly  shares carrying greater than 10% of the voting rights attached to all outstanding Shares, as of April 25, 2014.  Refer to “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for additional information.

PART 3 - THE BUSINESS OF THE MEETING

PROPOSALS 1 & 2 – NUMBER AND ELECTION OF DIRECTORS

WHAT AM I VOTING ON?

Under our Articles, the number of directors may be fixed or changed from time to time by ordinary resolution but shall not be fewer than three (3).  There are currently seven (7) directors on the Board, including the Preferred Holder Director.  There are seven (7) nominees proposed by the Board for election as directors with the Preferred Director Nominee, Nathaniel E. Klein, being nominated by HCP-MID, LLC as the initial purchaser in the Series A Private Placement (as defined below) and together with INV-MID, LLC and EREF-MID II, LLC the holders of at least 7,567,568 Series A Preferred Shares (the “Preferred Governance Majority”).  HCP-MID, LLC will remain as the Preferred Governance Majority until such time as HCP-MID, LLC, INV-MID, LLC and EREF-MID II, LLC no longer hold in the aggregate at least 7,567,568 shares of Series A Preferred Shares at which time the Preferred Governance Majority shall mean the holders of the majority of the then issued and outstanding Series A Preferred Shares until such time as the Preferred Holders no longer hold at least 7,567,568 shares of Series A Preferred Shares.

At our 2013 Annual General and Special Meeting, our Shareholders approved a proposal to amend our Articles to grant the holders of the Series A Preferred Shares the right, voting as a separate class, to nominate and elect the Preferred Holder Director at each subsequent annual or special meeting of our Shareholders or action by written consent of Shareholders at which directors will be elected. Nathaniel E. Klein, as the Preferred Director Nominee, will stand for election as the Preferred Holder Director.

Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR setting the number of directors at seven  (7).

The Corporate Governance and Nominating Committee has nominated six (6) nominees for election to the Board at the Meeting, to hold office until the 2015 Annual General Meeting:

•	Kenneth A. Brunk
•	Martin M. Hale, Jr.
•	Roger A. Newell
•	John W. Sheridan
•	Frank S. Yu
•	Richard P. Sawchak

The Preferred Governance Majority has nominated one (1) Preferred Director Nominee for election at the Meeting, to hold office until the 2015 Annual General Meeting:

•	Nathaniel E. Klein (Preferred Director Nominee)

Each of the nominees has agreed to stand for election and we are not aware of any intention of any of them not to do so. Directors of the Company are elected for a term of approximately one (1) year.  The current term of office of each of the current directors of the Company will expire at the Meeting or when their successors are duly elected and qualified, and each of the nominees, if elected, will serve until the close of the next annual general meeting or until their successors are duly elected and qualified, unless he or she resigns or otherwise vacates office before that time.  The persons named above will be presented for election at the Meeting as our and the Preferred Governance Majority’s nominees for the Board of Directors, and the persons named in the enclosed form of proxy intend to vote for the election of these nominees.  Each director will be elected by a majority vote (50% +1 vote) of the votes cast with respect to his election for non-contested meetings.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our directors, director nominees and executive officers.  Each director elected at the Meeting will hold office until our next annual general meeting or until his successor is duly elected and qualified.  The ages of the directors, director nominees and executive officers are shown as of April 25, 2014.    Refer to “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for additional information.

Name, Current Position and Province or State of Residence(1)	Principal Occupation	Director or Officer Since	Age
Kenneth A. Brunk(5)(6) Chairman, President, Chief Executive Officer, and Director Colorado, USA	Executive Chairman, President and Chief Executive Officer of the Company since May 19, 2012, and the President and Chief Operating Officer of the Company from May 12, 2010 to May 18, 2012.	May 12, 2010	68
Bradley J. Blacketor(5) Chief Financial Officer and Senior Vice President Colorado, U.S.A.	Chief Financial Officer of the Company since December 5, 2013.	December 5, 2013	55
Fritz K. Schaudies Former Chief Financial Officer Colorado, U.S.A.	Chief Financial Officer of the Company from March 18, 2011 to May 9, 2013. Interim Chief Financial Officer of the Company from August 20, 2013 to December 5, 2013	March 18, 2011 to May 9, 2013 and Interim Chief Financial Officer from August 20, 2013 to December 5, 2013	64
John A. Labate Former Chief Financial Officer Colorado, U.S.A.	Chief Financial Officer of the Company from May 9, 2013 to August 20, 2013.	May 9, 2013 to August 20, 2013	65
Richard D. Moritz Senior Vice President of Operations Colorado, U.S.A.	Senior Vice President of Operations of the Company since July 2010.	May 18, 2012	57
Martin M. Hale, Jr.(3)(4)(6)(8) Director New York, U.S.A.	Chief Executive Officer and Portfolio Manager of Hale Capital Partners, LP since 2007.	December 13, 2012	42
Roger A. Newell, PhD(3)(4)(5)(7)(8) Director Colorado, U.S.A.	Director of Lake Victoria Mining Company Inc. since 2009 and Director and Executive Vice President of Kilimanjaro Mining Company since October 2007.	December 23, 2009	71
John W. Sheridan(2)(3)(4)(6)(7)(8) Director Vancouver, Canada	President and Chief Executive Officer of Ballard Power Systems since February 2006.	February 28, 2012	59

Frank S. Yu(2)(5)(6)(7)(8) Director Nevada, U.S.A.	Retired Businessman.	November 21, 2008	64
Richard P. Sawchak Director Nominee Virginia, U.S.A.	Chief Financial Officer of Novetta Solutions, LLC	Director Nominee	39
Nathaniel E. Klein(5)(6)(8) Preferred Holder Director New York, U.S.A.	Vice President of Hale Capital Partners, LP since 2008.	June 20, 2013	32
Rodney D. Knutson(2)(8)(9) Director Colorado, U.S.A	Private practicing attorney and Director of Kodiak Oil & Gas Corp.	June 20, 2013	72

(1)The information as to residence and principal occupation, not being within the knowledge of the Company, has been furnished by the respective directors and officers individually

(2)Member of the Audit Committee

(3)Member of the Compensation Committee

(4)Member of the Corporate Governance and Nominating Committee

(5)Member of the Disclosure Committee

(6)Member of Budget/Work Plan Committee

(7)Member of the Environment, Health and Safety Committee

(8)Independent director

(9)Will not stand for re-election at 2014 Meeting

The following is a description of the business background of the nominated directors and executive officers of the Company.

Kenneth A. Brunk – Chairman, President, Chief Executive Officer  (“CEO”) and Director.  Mr. Brunk has served as our President and CEO since May 19, 2012.  Mr. Brunk dedicates 100% of his working time to the business of Midway. Mr. Brunk, a “Qualified Person” as defined in Canadian National Instrument 43-101, holds a degree in Metallurgical Engineering from Michigan Technological University and throughout his 44 year career has conducted numerous feasibility studies and has been responsible for designing, constructing, staffing and operating multiple mining operations and improving process efficiencies around the world as well.  Prior to joining Midway, Mr. Brunk served as Chief Operating Officer of Romarco Minerals Inc., where he led Romarco Minerals Inc. through the feasibility study on its Haile Gold Mine Project.  Mr. Brunk’s efforts aided in elevating Haile from a prospective exploration effort to a successful world-class mine development project. Previously, as Senior Vice President and Senior Technical Officer at Newmont Mining Company, Mr. Brunk was responsible for all of the technical functions of the operating, mine planning, metallurgical development, projects, and engineering groups within Newmont Mining Company.   Mr. Brunk has been an officer since May 12, 2010 and a director since December 6, 2010.

For the following reasons the Nominating and Corporate Governance Committee concluded that Mr. Brunk should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Brunk’s extensive management experience in mining operations in the United States and in particular, Nevada, enables him to provide operating insights to the Board.  Further, his training and experience as a metallurgical engineer allow him to bring technical expertise in regard to mine development and operations to the Board.  Mr. Brunk has experience on the boards of other development and production mining companies, technology companies, professional organizations and charitable groups.

Bradley J. Blacketor – Chief Financial Officer (“CFO”).  Mr. Blacketor, has served as our Chief Financial Officer since December 5, 2013. Mr. Blacketor previously served as Chief Financial Officer of Gold Resource Corporation from May 2012 to October 2013. Prior to his time at Gold Resource Corporation, Mr. Blacketor served as the Chief Financial Officer of Bear Creek Mining Corporation from February 2011 until May 2012. Prior to that, he served as Chief Financial Officer of Metallica Resources Inc. from April 1997 until the company’s merger with New Gold Inc. in June 2008. Mr. Blacketor provided financial consulting services from July 2008 until February 2011 and was part-time CFO of Mundoro Capital Inc. from March 2010 until March 2011. Mr. Blacketor has served as a director of Kaminak Gold Corporation since February 2013, and was a director of Grayd Resource Corporation from May 2009 until December 2011. Mr. Blacketor is a CPA who began his career in public accounting principally with Touche Ross & Co. in Denver, Colorado. He received his MBA from Colorado State University and Bachelor of Science degree in Business Administration with distinction from Indiana University.

Richard D. Moritz – Senior Vice President of Operations.  Mr. Moritz (MBA and “Qualified Person”) joined Midway in July 2010 from Gustavson Associates, LLC, where he conducted feasibility studies, process engineering, mine planning, and technical evaluation services. Mr. Moritz’s 34 year career spans technical and management positions with Royal Gold, Bateman Engineering, Nerco Minerals, and Falcon Exploration. His specialty is the engineering and optimization of mines and processing plants, including start-up efforts in North and South America, Central Asia, and Australia. Mr. Moritz holds a Bachelors of Science in Mining Engineering and Masters in Business Administration, both from the University of Nevada, Reno. Mr. Moritz is responsible for the oversight of engineering, technical personnel, permitting, and construction at our Company’s projects.  Mr. Moritz has been an officer of the Company since May 18, 2012.

Martin M. Hale, Jr. – Director.    Mr. Hale is CEO of Hale Capital Partners, LP. Prior to founding Hale Capital Partners, LP in 2007, Mr. Hale was a founding member of Pequot Ventures (now known as FirstMark Capital) where he served as a member of the General Partner. From 2002 to 2007, Mr. Hale was a Managing Director and a Member of the Operating & Investment Committees helping to lead 7 funds with approximately $2.2 billion under management. Prior to Pequot Ventures, Mr. Hale was an Associate at Geocapital Partners and an Analyst at Broadview International. He currently serves as a board member Adept Technology (NASDAQ: ADEP) and FalconStor Software (NASDAQ: FALC).    He received his B.A. cum laude from Yale University.

For the following reasons the Nominating and Corporate Governance Committee concluded that Mr. Hale should serve as a director of the Company in light of its business and structure, at the time it files this Proxy Statement. Mr. Hale has 16 years of experience working with public companies as a board member and investor. His associated skill set provides unique and important insights to our financial management and financing activities at this stage in our development.

Roger A. Newell, PhD – Director.  Dr. Newell holds a Ph.D. in Mineral Exploration from Stanford University, and has more than 40 years of experience in the mining industry. Dr. Newell also holds a M.Sc. in Geology from the Colorado School of Mines and is a past president of the Alumni Association. Dr. Newell is renowned internationally for recognizing the potential of the Carlin Trend in Nevada. Under his direction, Newmont Mining Company established new exploration programs in Nevada, which ultimately led to Newmont Mining Company becoming the world’s largest gold producer, with Nevada operations yielding over 1,000,000 ounces per year. Dr. Newell served as CEO and President of Lake Victoria Mining Company from June 2008 to October 2010.  Prior to his time as CEO and President of Lake Victoria Mining Company, Dr. Newell served as Vice President of Development for Capital Gold Corp. from 2000 to 2007. He was President of Capital Gold Corp.’s Mexican subsidiary, Minera Santa Rita, where he was responsible for bringing the company’s El Chanate gold mine into production.  He continued to serve as a member of Capital Gold Corp.’s Board of Directors until November 2009. Prior to his time at Capital Gold Corp., he served as Exploration Manager/Senior Geologist for Newmont Mining Company; Exploration Manager for Gold Fields Mining Company; and Vice President - Development, for Western Exploration Company. He joined Kilimanjaro Mining Company in October, 2007 as a Director and Vice President of Exploration and is a Director of Lake Victoria Mining Company Inc. since June of 2008.

For the following reasons the Nominating and Corporate Governance Committee concluded that Dr. Newell should serve as a director of the Company in light of its business and structure, at the time it files this Proxy Statement. Dr. Newell’s experiences at Newmont Mining Company in establishing exploration programs in Nevada bring to the Board extensive insight to the proper management and direction of the Company’s Nevada properties.  Further, Dr. Newell’s experience in management of several other mining companies, both large and small, brings essential risk management skills to the Board.

John W. Sheridan – Director.  Mr. Sheridan was appointed President and CEO of Ballard Power Systems on February 22, 2006. He was previously Chairman of the Board (June, 2004 to February 22, 2006) of Ballard Power Systems. Mr. Sheridan is a prominent leader in Canada’s business community with a strong track record of success in diverse challenges. Over the course of his 24 year career with Bell Canada, he rose to high impact officer roles including Group Vice President of Business Development, Vice Chairman as well as President and Chief Operating Officer.  In between his positions within Bell Canada, Mr. Sheridan served as CEO of Encom Cable TV and Telecommunications in the UK. He was recognized as an innovative leader in the industry and elected Vice-Chairman of the UK Cable Communication Association in 1994.  Mr. Sheridan has extensive experience in corporate governance, as a director, committee chair and board chair of numerous companies in Canada, the U.S.A., and the UK including Bell Canada, Manitoba Telecom Services Inc. and Sun Media Corporation. He currently serves as Chairman of the Board of Dantherm Power Inc., and is a Board member at Ballard Power Systems and Automotive Fuel Cell Cooperation. He also serves as a member of the Premier’s Technology Council and as Chair of the Canadian Hydrogen and Fuel Cell Association.  Mr. Sheridan holds a Bachelor of Environmental Studies from the University of Waterloo, a Bachelor of Arts from Wilfrid Laurier University’s School of Business and Economics, and a Master of Arts in Economics from Queen’s University. He has also completed Executive Development Programs at Western Ontario University, Queen’s University, the University of Southern California and Harvard Business School.

For the following reasons the Nominating and Corporate Governance Committee concluded that Mr. Sheridan should serve as a director of the Company in light of its business and structure, at the time it files this Proxy Statement. Mr. Sheridan’s  experience as an executive in the private and public sector with both large and growing companies as well as his experience in corporate governance brings a broad management skill set to the Board.

Frank S. Yu – Director. Outside of his directorship for the Company,  Dr. Yu has been retired and acting as a private investor since 2001.  Before retirement, Dr. Yu was a senior engineering executive with over 20 years of technical and management positions in major and start-up computer and communication companies.  He earned a Ph.D. in Computer Science at Stanford University and he has been involved with both communication and computer server companies which were later taken public or acquired.  Dr. Yu has served as a director of the Company since November 21, 2008.

For the following reasons the Nominating and Corporate Governance Committee concluded that Dr. Yu should serve as a director of the Company in light of its business and structure, at the time it files this Proxy Statement. Dr. Yu’s background as an engineering executive with years of technical and management experience in start-up companies brings to the Board a unique skill set regarding small company growth and management issues.

Richard P. Sawchak – Director Nominee.    Mr. Sawchak was appointed as the CFO of Novetta Solutions, LLC in August of 2012.  Prior to his time at Novetta Solutions, from 2011 to August 2012 he served as Executive Vice President and CFO of Shafer Corporation and was responsible for all aspects of finance, accounting, contract administration, compliance, human resources and recruiting.  Prior to that, from 2005 to 2011 Mr. Sawchak served as Senior Vice President and CFO of Paradigm Solutions.  At Paradigm, Mr. Sawchak was responsible for the finance, accounting, corporate development, recruiting and information technology functions.  Mr. Sawchak has extensive experience in financial management, corporate finance, and the execution and integration of acquisitions for public and private equity backed companies.  During his tenure, Paradigm Solutions was purchased by CACI International of Arlington, VA.  Mr. Sawchak holds a Bachelor of Science Degree in Finance from Boston College's Carroll School of Management where he graduated Summa Cum Laude.  He also holds a Master's Degree in Entrepreneurial Finance and Strategic Cost Management from the Olin Graduate School of Management at Babson College.

For the following reasons the Nominating and Corporate Governance Committee concluded that Mr. Sawchak should serve as a director of the Company in light of its business and structure, at the time it files this Proxy Statement.  Mr. Sawchak’s finance and business background as well as his experience as a CFO with publicly traded companies brings financial expertise and management experience to the Board.

Nathaniel E. Klein – Preferred Holder Director. Mr. Klein is currently a member of our Board as the Preferred Holder Director.  Mr. Klein is a Vice President at Hale Capital Partners, LP (“HCP”) with a focus on investing in micro-cap and small-cap public companies. Mr. Klein’s past transactions include investments in the natural resources, industrial, and technology sectors. Prior to joining HCP, Mr. Klein was an Associate for Highbridge Capital Management, a multi-billion dollar, multi-strategy fund majority owned by JP Morgan & Chase, where he focused on structured finance deals and special situations. Prior to joining Highbridge, Mr. Klein was an Analyst at Sage Capital Growth, a multi-strategy private equity fund, where he was involved in investing in public and private companies in real estate, natural resources, energy assets and various other opportunities.  Mr. Klein earned a B.A. from Franklin & Marshall College with honors and was awarded The Wall Street Journal Award.

Mr. Klein has served as the Preferred Holder Director since June 20, 2013.  Notwithstanding the ability of the Preferred Governance Majority, voting as a separate class, to nominate and elect the Preferred Director Nominee to serve as the Preferred Holder Director, the Nominating and Corporate Governance Committee evaluated the specific qualifications for Mr. Klein to serve on the Board.  For the following reasons the Nominating and Corporate Governance Committee concluded that Mr. Klein should serve as a director of the Company in light of its business and structure, at the time it files this Proxy Statement. Mr. Klein brings to the Board an understanding of corporate development and background in assessing a wide range of corporate funding sources and partnering opportunities.

Rodney D. Knutson – Mr. Knutson is currently a member of our Board, but will not stand for re-election as a director on our Board at the Meeting.  Mr. Knutson is a self-employed attorney in Aspen, Colorado representing both large international companies operating in the United States and small entrepreneurial businesses in the start-up and development stages. Prior to this, Mr. Knutson had over thirty years of private law practice in Denver, Colorado working with oil, gas and mining companies. Mr. Knutson has a Bachelor of Electrical Engineering (1965) from the University of Minnesota and a Juris Doctor (1972) from the University of Denver, where he was Managing Editor of the Denver Law Journal, received the Mobil Oil Fellowship for the study of natural resources law, and was elected to the Order of St. Ives. Mr. Knutson is a former President of the Rocky Mountain Mineral Law Foundation and a past Chair of the Mineral Law Section of the Colorado Bar Association. Mr. Knutson has sat on the Board of Directors for Kodiak Oil & Gas Corp since March 2001.

DIRECTOR COMPENSATION – 2013

In 2013, we paid our independent directors fees aggregating $89,844.   Currently, for 2014,  Mr. Martin M. Hale, Jr.’s annual fee is US$18,750, Mr. Nathaniel E. Klein’s annual fee is US$14,000, Mr. Rodney D. Knutson’s annual fee is US$8,250, Dr. Roger A. Newell’s annual fee is US$18,000, Mr. John W. Sheridan’s annual fee is US$22,750,  and Dr. Frank S. Yu’s annual fee is US$18,000.  The directors are entitled to be reimbursed for reasonable expenditures incurred in performing their duties as directors.  In addition, the Company does, from time to time, grant options to purchase common shares to the directors.  In March 2013, Dr. Newell, Mr. Sheridan, and Dr. Yu were each granted 120,000 stock options at an exercise price of $1.15.    In March 2014,  Mr. Knutson was granted 250,000 stock options at an exercise price of US$1.11.

The table below summarizes the compensation of our independent directors for the fiscal year ended December 31, 2013:

	Fees Earned			Non-Equity	Non-Qualified
	or Paid	Share	Option	Incentive Plan	Compensation	All Other	Total
Name	in Cash	Awards	Awards(1)	Compensation	Earnings	Compensation	Compensation
Martin M. Hale, Jr.	$17,856	$-	$-	$-	$-	$-	$17,856
Roger A. Newell	17,635	-	69,811	-	-	-	87,446
John W. Sheridan	18,099	-	69,811	-	-	-	87,910
Frank S. Yu	18,065	-	69,811	-	-	-	87,876
Nathaniel E. Klein	7,683	-	-	-	-	-	7,683
Rodney D. Knutson	10,506	-	-	-	-	-	10,506
Total	$89,844	$-	$209,433	$-	$-	$-	$299,277

(1)This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during the fiscal year ended December 31, 2013.  There was no cash compensation paid to any of the independent directors disclosed in the above table in connection with “option-based awards”.  The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and will be recognized over the vesting term of the option.  The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2013

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options	Options	Exercise	Expiration
Name	Exerciseable	Unexerciseable	Price	Date
Roger A. Newell	200,000	-	$0.58	6/17/2015
	125,000	-	0.95	1/13/2016
	250,000	-	2.10	10/25/2016
	40,000	80,000	1.15	3/11/2018
John W. Sheridan	250,000	-	1.89	2/28/2017
	40,000	80,000	1.15	3/11/2018
Frank S. Yu	200,000	-	0.56	1/7/2014
	200,000	-	0.58	6/17/2015
	125,000	-	0.95	1/13/2016
	250,000	-	2.10	10/25/2016
	40,000	80,000	1.15	3/11/2018

OPTION EXERCISES AND SHARES VESTED DURING 2013

Option Awards
Number of
	Shares	Value	Option Awards -
	Acquired on	Realized	Value Vested
Name	Exercise	on Exercise	During Year(1)
Roger A. Newell	-	$-	$-
John W. Sheridan	-	-	-
Frank S. Yu	-	-	-

(1)Value vested is calculated as the dollar value that would have been realized had the option been exercised on the date it vested less the related exercise price multiplied by the number of vesting shares.

CONFLICTS OF INTEREST

The members of our Board are required by law to act honestly and in good faith with a view to the best interests of the Company and to disclose any interests which they may have in any project or opportunity of the Company.  If a conflict of interest arises at a meeting of the Board, any director in a conflict will disclose his interest and abstain from voting on such matter.  In determining whether or not the Company will participate in any project or opportunity, that director will primarily consider the degree of risk to which the Company may be exposed and its financial position at that time.

On November 21, 2012, we entered into a private placement transaction (the “Series A Private Placement”) in which we offered and sold 37,837,838 Series A Preferred Shares.  Of the 37,837,838 Series A Preferred Shares sold, EREF-MID II, LLC and HCP-MID, LLC purchased a combined 17,837,838 Series A Preferred Shares for a combined aggregate purchase price of US$33,000,000.  Mr. Hale has voting and investment control of the Series A Preferred Shares held by EREF-MID II, LLC and HCP-MID, LLC.  In connection with the Series A Private Placement, we agreed to pay dividend payments (the “Series A Dividend) to the holders of our Series A Preferred Shares.  Other than the Series A Dividend, to the best of our knowledge, there are no known existing or potential conflicts of interest among us, our promoters, directors, officers or other members of our management as a result of their outside business interests except that certain of the directors, officers, promoters and other members of management serve as directors, officers, promoters and members of management of other public companies, and therefore it is possible that a conflict may arise between their duties as a director, officer, promoter or member of management of such other companies.

Our directors and officers are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosures by directors of conflicts of interest and we will rely upon such laws in respect of any directors’ and officers’ conflicts of interest or in respect of any breaches of duty by any of its directors or officers.  Such directors or officers, in accordance with the Business Corporations Act (British Columbia), will disclose all such conflicts and they will govern themselves in respect thereof to the best of their ability in accordance with the obligations imposed upon them by law.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No individual who is or who at any time during the year ended December 31, 2013 was a director or executive officer of the Company, a proposed nominee for election as a director of the Company, an associate of any such director, officer or proposed nominee is, or at any time since the beginning of the last completed financial year has been, indebted to the Company or any of its subsidiaries and no indebtedness of any such individual to another entity is, or has at any time since the beginning of such year been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

FAMILY RELATIONSHIPS

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

ARRANGEMENTS BETWEEN OFFICER AND DIRECTORS

Other than the right of the holders of the Series A Preferred Shares through the Preferred Governance Majority to, voting as a separate class, nominate and elect the Preferred Holder Director, there are no arrangements or understandings between any of our officers and any other person, including directors, pursuant to which the officer or director was selected to serve.

LEGAL PROCEEDINGS, CEASE TRADE ORDERS AND BANKRUPTCY

As of the date of this Proxy Statement, no director or executive officer of the Company and no shareholder holding more than 5% of any class of voting securities in the Company, or any associate of any such director, officer or shareholder is a party adverse to the Company or any of our subsidiaries or to the knowledge of the Company has an interest adverse to the Company or any of our subsidiaries.

During the past ten years, no director, director nominee or executive of the Company has:

(a)filed or has had filed against such person, a petition or similar document under legislation relating to bankruptcy or insolvency, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was a director or an executive officer, at or within two years before such filings;

(b)been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;

(d)been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE

Regulation 14A under the United States Securities Exchange Act of 1934, as amended, and National Instrument 58-101  (“NI 58-101”) Disclosure of Corporate Governance Practices of the Canadian Securities Administrators requires the Company to annually disclose certain information regarding its corporate governance practices.    Those practices are as follows:

STRUCTURE OF BOARD OF DIRECTORS

The Articles of the Company require the Board to have at least three (3) directors.  The current Board is comprised of seven  (7) directors.

DIRECTOR INDEPENDENCE

We had seven (7) directors as of December 31, 2013, including six (6) independent directors:

Director	Independent or Not Independent	Directorships of Other Public Companies	Attendance at Board Meetings(4)
Kenneth A. Brunk(1)	Not independent	United Silver Corp.	13
Martin M. Hale, Jr.	Independent	FalconStor Software and Adept Technology	12
Rodney D. Knutson(2)	Independent	Kodiak Oil & Gas	8
Nathaniel E. Klein(3)	Independent	None	8
Roger A. Newell	Independent	Lake Victoria Mining Company	13
John W. Sheridan	Independent	Ballard Power Systems and Dantherm Power	12
Frank S. Yu	Independent	None	12

(1)

Mr. Brunk serves as the Chairman of the Board and is the President and Chief Executive Officer of the Company and is therefore not considered independent.  Mr. Brunk served on the Board of Directors for United Silver Corp. from August 2012 until August 2013.

(2)

Mr. Knutson was elected to the Company’s Board of Directors on June 20, 2013.  Mr. Knutson attended all Board of Director meetings following his election.  Mr. Knutson will not stand for re-election at the 2014 Meeting.

(3)	Mr. Klein was elected to the Company’s Board of Directors on June 20, 2013. Mr. Klein attended all Board of Director meetings following his election.
(4)	There were 13 Board meetings in 2013.

The Board determined that Martin M. Hale, Jr., Rodney D. Knutson, Nathaniel E. Klein, Roger A. Newell, John W. Sheridan and Frank S. Yu are independent directors of the Company based on the definition of independence under National Instrument 52-110 and Section 803A of the NYSE MKT Company Guide and that Kenneth A. Brunk, being a  current officer and employee of the Company is not an independent Director of the Company.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE OF ANNUAL GENERAL MEETING

During the fiscal year ended December 31, 2013, the Board held 13 meetings.  None of the incumbent directors attended fewer than 75% of the Board meetings during their tenure as a director.

Directors are not required to attend the  Meeting.  Two (2) directors attended the 2013 Annual General and Special Meeting of the Shareholders.

MEETING OF INDEPENDENT DIRECTORS

Independent directors meet as often as necessary to fulfill their responsibilities, including at least annually in executive sessions without the presence of non-independent directors and management.  The independent directors met eight (8) times during 2013.  The independent directors also meet without the non-independent directors through their service on the Audit Committee, Compensation Committee, Corporate Governance and Nomination Committee, Budget/Work Plan Committee and Environment, Health and Safety Committee.  Independent directors of the Board are also encouraged to express their views in an open and candid manner at all meetings of the Board.

ROLES AND RESPONSIBILITIES OF THE BOARD

In compliance with the requirements of the Business Corporations Act (British Columbia), under which the Company was incorporated, the directors are elected by the Shareholders to manage, or supervise the management of, the business and affairs of the Company. In exercising their powers and discharging their duties, they are required to act honestly and in good faith with a view to the best interests of the Company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Responsibilities

•	To act honestly and in good faith with a view to the best interests of the Company.

•	To exercise the care, diligence and skill that reasonably prudent persons would exercise in comparable circumstances.

•	To consider opportunities and risks of the business and strategic alternatives, and to select and approve an annual strategic plan.

•	To approve an annual operating plan and any capital budget plans.

•	To ensure that we have effective internal control and management information systems.

•	To select a chief executive officer, approve all key executive appointments, and to monitor the executive development process to ensure management continuity.

•	To satisfy itself as to the integrity of the executive officers and to ensure that they create a culture of integrity throughout the Company.

•	To make certain that the technical basis of business decisions is sound, so as to prevent, to the greatest extent possible, economic or other error.

•	To ensure that we have the financial and other resources sufficient to meet its commitments to contractors, employees, and other stakeholders.

•	To take action, separate from management, on issues that by law or practice require the independent action of the Board or one of its committees.

•

To ensure that the Company has effective programs in place to provide a safe work environment, to employ sound environmental practices, and to operate in accordance with applicable laws, regulations and permits.

•

To ensure that the Company has an effective communications policy with regard to investors, employees, the communities in which it operates and the governments of those communities and, through its Chairman, receive and consider responses and other communications.

The Board of Directors has established a written position description for the Chairman of the Board: The Chairman of the Board is responsible for chairing all meetings of directors in a manner that promote meaningful discussion, providing leadership to the Board to enhance the Board’s effectiveness, managing the Board, acting as a liaison between the Board and the management of the Company to promote a culture in which relationships between the Board and management are conducted in a professional and constructive manner and representing the Company to external groups such as Shareholders and other stakeholders, including community groups and governments.

We have adopted Charters for each Board committee, in which the duties of the Chair of such committees are set forth. Copies of the Charters for such Board committees may be found on our website at www.midwaygold.com.

COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; telephone (720)979-0900; fax (720)979-0898.  The Corporate Secretary will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.

ORIENTATION AND CONTINUING EDUCATION

The Board has not established a formal orientation policy for new members of the Board but ensures that new directors are briefed with the policies of the Board and other relevant corporate and business information. The current directors are experienced in boardroom procedures and corporate governance and have a good understanding of the Company’s business. The Board will provide continuing education opportunities for all directors as such needs arise so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of our business remains current.

NOMINATION OF DIRECTORS

Based on recommendations from the Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, the Board determines new nominees to the Board; although a formal process has not been adopted.  The nominees are generally the result of recruitment efforts by the Board members, including both formal and informal discussions among Board members and the Chairman and the President of the Company.  The Board monitors but does not formally assess the performance of individual Board members or committee members on their contributions.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board.  The Committee does not have a set policy for whether or how Shareholders are to recommend nominees for consideration by the Board.  Shareholder nominees are recommended in accordance with our Articles and the Business Corporations Act (British Columbia).  As described in this Proxy Statement, at our 2013 Annual General and Special Meeting our Shareholders approved a proposal to amend our Articles to grant the Preferred Governance Majority the right, voting as a separate class, to nominate and elect the Preferred Holder Director.  HCP-MID, LLC, as the Preferred Governance Majority beneficially owns more than 5% of the Shares entitled to vote.  The Preferred Governance Majority has selected Nathaniel E. Klein as the Preferred Director Nominee to serve, if elected, as the Preferred Holder Director until the Company’s 2015 Annual General Meeting of Shareholders or until their successor is duly elected and qualified.  The Corporate Governance and Nominating Committee accepted the Preferred Governance Majority’s nomination of the Preferred Director Nominee.

There have been no changes in our procedures by which our Shareholders may recommend nominees to our Board.

DIVERSITY OF THE BOARD

We do not have a formal policy regarding diversity in the selection of nominees for directors.  The Corporate Governance and Nominating Committee does however consider diversity as part of its overall selection strategy.  In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts and, among public company leaders, across a variety of industries. The Corporate Governance and Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee assessed the effectiveness of this approach as part of its annual review of its charter.

ASSESSMENTS

The Corporate Governance & Nominating Committee is responsible for leading the Board in its annual review of the effectiveness of the Board and its committees and of management of the Company as a whole and reporting thereon to the Board.  On November 5, 2013, the Corporate Governance and Nominating Committee conducted a review of the Board’s performance and the performance of its committees.  The Corporate Governance and Nominating Committee determined the performance criteria evaluated was acceptable.

BOARD COMMITTEES

Our Board has established five Board committees: a Compensation Committee, an Audit Committee, a Corporate Governance and Nominating Committee, a Budget/Work Plan Committee and an Environment, Health and Safety Committee.  The Company also has a Disclosure Committee comprised of the CEO,  three independent directors and the CFO.  The information below sets forth the current members of each of our Board committees and the Disclosure Committee and summarizes the functions of each of the committees in accordance with their mandates.

COMPENSATION COMMITTEE

The Board has established a Compensation Committee, currently comprised of Martin M. Hale, Jr. (Chairman), Roger A. Newell, and John W. Sheridan, each an independent director under the rules of NI 52-110 and Sections 803A and 805(c)(1) of the NYSE MKT Company Guide.

Under a charter adopted by the Board that complies with the requirements of NI 52-110 and Sections 803A and 805(c)(1) of the NYSE MKT Company Guide, the Compensation Committee is a committee of the Board whose primary purposes are (1) to discharge the responsibilities of the Board relating to compensation of the Company’s CEO and other executive officers, (2) to develop and oversee the Company’s compensation policies and programs, and (3) to produce an annual report on executive compensation for public disclosure in the Company’s proxy statement or otherwise, as required by applicable securities laws and the rules and regulations promulgated thereunder.  Additionally, the Compensation Committee is responsible for:

•

Reviewing from time to time and approve the overall management evaluation and compensation policies of the Company, including, in particular, policies applicable to the Company’s executive officers, to ensure that management is compensated appropriately for its contributions;

•	Reviewing and approving the compensation for executive officers of the Company other than the Chief Executive Officer;
•

Reviewing, approving and periodically evaluating the Company’s compensation and other benefit plans, including incentive compensation, equity-based plans and special benefits and perquisite programs for executive officers and senior management; and

•	Reviewing and approving the granting of equity-based grants under the Company’s 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”) to the Company’s executive officers.

The Company does not have any security based compensation arrangements other than the 2013 Stock Incentive Plan.

The Compensation Committee shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be independent directors.  The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.    Each member of the Compensation Committee has been in a senior leadership position in various organizations, and in those capacities obtained direct experience relevant to executive compensation, and has the skills and experience that enable the Compensation Committee to make decisions on the suitability of the Company’s compensation policies and practices.

The Compensation Committee considers implications of the risks associated with the Company’s compensation policies and practices as part of its oversight and stewardship of the affairs of the Company.

The Compensation Committee may form and delegate authority to a subcommittee to administer its duties as set forth in the Compensation Committee charter.

During the fiscal year ended December 31, 2013, the Compensation Committee met eleven  (11) times.  A full copy of the Compensation Committee charter can be found on our website at www.midwaygold.com.

For further discussion of the Compensation Committee's process for the recommendation of compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Compensation Committee, please see the section below under the heading “COMPENSATION OF DIRECTORS AND EXCUTIVE OFFICERS—COMPENSATION DISCUSSION AND ANALYSIS.”

AUDIT COMMITTEE

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and Audit Committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the requirements of the NYSE MKT Company Guide.  Our Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our Audit Committee is comprised of three (3) “independent” directors (in accordance with National Instrument  52-110, Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the requirements of section 803(B) of the NYSE MKT Company Guide):  John W. Sheridan (Chairman), Rodney D. Knutson and Frank S. Yu. John W. Sheridan satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company’s  Board,  “independent” as that term is used in the NYSE MKT Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

The Audit Committee is composed entirely of independent directors who each have several decades of mining or business related management experience at the executive level. Members of the Audit Committee have previously held positions on audit committees of other public companies and have had experience in reviewing and analyzing financial statements.

The Board has adopted a Charter for the Audit Committee which sets out the Committee’s mandate, organization, powers and responsibilities.  The Audit Committee is primarily responsible (1) to assist the Board in its oversight of the integrity of the Company’s financial statements, our compliance with legal and regulatory requirements and corporate policies and controls, and the independent public accountant's selection, retention, qualifications, objectivity and independence, and (2) to prepare the “Report of the Audit Committee” to be included in our annual proxy statement. The Committee will assist the Board by reviewing the financial information that will be provided to the Shareholders and others, the systems of internal controls that management and the Board have established, and the audit process.  Our Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE MKT.   A copy of the Audit Committee charter can be found on our website at www.midwaygold.com.  During the fiscal year ended December 31, 2013, the Audit Committee met five  (5) times.

Additional responsibilities of the Audit Committee:

•	recommending to our Board the external auditor to be nominated for election by our Shareholders at each annual general meeting and negotiating the compensation of such external auditor;
•	overseeing the work of the external auditor;
•

reviewing our annual and interim financial statements, Management Discussion & Analysis (MD&A) and press releases regarding earnings before they are reviewed and approved by the Board and publicly disseminated by us; and

•

reviewing our financial reporting procedures and internal controls to ensure adequate procedures are in place for our public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

AUDIT COMMITTEE REPORT

In the course of providing its oversight responsibilities regarding the 2013 financial statements, the Audit Committee reviewed and discussed the 2013 audited financial statements which appear in our Annual Report to Shareholders on Form 10-K, with management and our independent auditors.  The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of our most recently completed fiscal year, our Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.  The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in section 7 “Powers and Responsibilities – Performance & Completion by Auditor of its Work” of the Audit Committee Charter.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Audit Committee meets regularly with the independent auditors to discuss their audit plans, scope and timing on a regular basis, without management present in executive sessions.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report Shareholders on Form 10-K for the year ended December 31, 2013. The Audit Committee and the Board have also recommended the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2014.

Submitted by the Audit Committee Members

John W. Sheridan (Chairman)

Rodney D. Knutson

Frank S. Yu

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Board has established a Corporate Governance and Nominating Committee currently comprised of John W. Sheridan  (Chairman), Martin M. Hale, Jr., and Roger A. Newell, each an independent director under the rules of National Instrument  52-110 and Section 803A of the NYSE MKT Company Guide.   A Corporate Governance and Nominating Committee charter was adopted by the Board.

The primary purpose of the Corporate Governance and Nominating Committee is to:

•	identify individuals qualified to become Board members, and select or recommend director nominees;

•	develop and recommend to the Board corporate governance principles applicable to the Company;

•	lead the Board in its annual review of the Board’s performance;

•	recommend to the Board director nominees and chair for each committee; and

•	coordinate the evaluation of the performance of our CEO.

The Corporate Governance and Nominating Committee shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be an independent director.

During the fiscal year ended December 31, 2013, the Corporate Governance and Nominating Committee met eight  (8) times.   On April 16,  2014 the Corporate Governance and Nominating Committee held its annual review meeting which included a review of the disclosure in this Proxy Statement.  A copy of the Corporate Governance and Nominating Committee charter can be found on our website at www.midwaygold.com.

BUDGET/WORK PLAN COMMITTEE

The Board has established a Budget/Work Plan Committee currently comprised of Kenneth A. Brunk (Chairman), Martin M. Hale, Jr., Nathaniel E. Klein, John W. Sheridan and Frank S. Yu.  With the exception of the CEO as Chairman, each is an independent director under the rules of National Instrument 52-110 and Section 803(A) of the NYSE MKT Company Guide.

The primary purpose of the Budget/Work Plan Committee is to:

•	review and approve the annual business and financing plans of the Company (and any modifications of, or deviations from, such plans); and,

•	review and approve the annual capital and operating budgets of the Company (and any modifications of, or deviations from, such budgets).

The Budget/Work Plan Committee’s chairman shall be the CEO, and with the exception of the CEO, shall be comprised at all times of three (3) or more directors as determined by the Board, each of whom shall be independent directors.  One standing member of the Committee will be a director designated by the Preferred Governance Majority, as defined in the Series A Rights or, in absence of such designation, the Preferred Holder Director, as defined in the Series A Rights.

Committee members shall serve until the successors shall be duly designated and qualified. Except with respect to the Preferred Holder Director, any member may be removed at any time, with or without cause, by a majority of the Board then in office. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office; provided however, that any vacancy created by the death, resignation, removal or disqualification of any Preferred Holder Director shall be filled by an eligible person designated by the Preferred Governance Majority, as the Preferred Holder Director standing member of the Committee.

During the fiscal year ended December 31, 2013, the Budget/Work Plan Committee met three (3) times.  A copy of the Budget/Work Plan Committee charter can be found on our website at www.midwaygold.com.

ENVIRONMENT, HEALTH AND SAFETY COMMITTEE

The Board established an Environment, Health and Safety Committee (“EHS Committee”) on August 2, 2013.  Currently the EHS Committee is comprised of Roger A. Newell (Chairman), John W. Sheridan, and Frank S. Yu.  The purpose of the Environment, Health and Safety Committee is to:

•	review, monitor and assess the effectiveness of the environmental policies and activities of the Company; and,

•	review, monitor and assess the effectiveness of the activities of the Company as they relate to health and safety issues.

The EHS Committee’s chairman shall be designated by the Board and shall be comprised at all times of three (3) or more directors as determined by the Board.  Each director serving on the EHS Committee is not required to be an independent director.

During the fiscal year ended December 31, 2013, the EHS Committee did not meet.  A copy of the EHS Committee charter can be found on our website at www.midwaygold.com

DISCLOSURE COMMITTEE

Company policy has established a Disclosure Committee currently comprised of Frank S. Yu (Chairman), Bradley J. Blacketor, Kenneth A. Brunk, Roger A. Newell and Nathaniel E. Klein.  The purpose of the Disclosure Committee is to ensure that the Company complies with its timely disclosure obligations as required under applicable Canadian and United States securities laws.

BOARD LEADERSHIP STRUCTURE

The Board has reviewed the Company’s current Board leadership structure — which consists of a combined Chairman and CEO — in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors, and has determined that a combined Chairman and CEO position is currently the most appropriate Board leadership structure for the Company at this time. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure, where the CEO also acts as Chairman.

•

A combined Chairman/CEO is in the best position to be aware of major issues facing the company on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the Company to be brought to the Board’s attention.

•	A combined Chairman/CEO position reduces the potential for confusion and duplication of efforts, including among employees.

•

A combined Chairman/CEO position reduces the potential for confusion as to who leads the Company, providing the Company with a single public “face” in dealing with Shareholders, employees, regulators, analysts and other constituencies.

•	A substantial majority of the Company’s peer group utilizes a Board structure with a combined Chairman / CEO.

On April 3, 2014, the Board appointed Mr. John Sheridan to serve as the Company’s lead independent director.  As the Company’s lead independent director, Mr. Sheridan will assist our Chairman/CEO on board meeting agendas, lead executive meetings with board members and support our Chairman/CEO on governance issues. Given the size of the Board, the Board believes that the presence of six (6) independent directors (including the independent lead director) out of the seven (7) directors currently on the Board, each of whom sits on the Board’s committees, is sufficient independent oversight of the Chairman/CEO.  The Board continues to evaluate the Company’s leadership structure on a periodic basis and will determine if the combined Chairman/CEO structure remains appropriate for the Company.

THE ROLE OF THE BOARD IN RISK OVERSIGHT

The understanding, identification and management of risk are essential elements for the successful management of the Company.  Risk oversight begins with the Board and the Audit Committee.   The Audit Committee is chaired by John W. Sheridan and two  (2) of our independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management.  The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks.  Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

We also have a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee.   Our risk management framework is designed to:

•	Provide that risks are identified, monitored, reported, and priced properly;

•	Define and communicate the types and amount of risk the Company is willing to take;

•	Communicate to the appropriate management level the type and amount of risk taken;

•	Maintain a risk management organization that is independent of the risk-taking activities; and

•	Promote a strong risk management culture that encourages a focus on risk-adjusted performance.

The Board’s oversight of risk of the Company has not specifically affected the Board’s leadership structure.

OTHER GOVERNANCE MATTERS

QUORUM EXEMPTION UNDER SECTION 110 OF THE NYSE MKT COMPANY GUIDE

Section 110 of the NYSE MKT Company Guide recognizes that we must operate in accordance with the laws and customary practices of our country of incorporation, to the extent not contrary to United States federal securities laws.  In respect to certain matters, the Company follows Canadian practices that differ from the requirements of the NYSE MKT Company Guide.  We post on our website at www.midwaygold.com the ways in which our practices differ from those of the NYSE MKT Company Guide.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires any person who is a director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC, to file reports of initial ownership and changes in ownership with the SEC. These persons are also required under the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.  Under Canadian National Instrument 55-102 for Electronic Disclosure by Insiders (SEDI), these same persons are required to register and file reports of initial ownership and changes in ownership with the TSX and applicable securities commissions on SEDI.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2013 other than one late Form 3 of Mr. Knutson reporting his appointment to the Board of Directors on June 20, 2013 in which no other transactions were required to be reported thereon.

CODE OF ETHICS

Each director, officer and employee is expected to comply with relevant corporate and securities laws and, where applicable, the terms of their employment agreements in a manner that enhances shareholder value and is consistent with the highest level of integrity. The Board monitors on an ongoing basis the activities of management and ensures that the highest standard of ethical conduct is maintained.  One of the ways the Board monitors management activities is through the Whistleblower Protection Policy.  The Whistleblower Protection Policy seeks to create procedures for the receipt, retention and treatment by the Audit Committee of the Company of concerns, complaints or allegations received by the Company.  No complaints have been made.

The Board has adopted a formal written code of ethical business conduct for its directors, officers and employees. The Code Business and Ethical Conduct (the “Code”) relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the securities regulatory authorities and in other public communications made by an issuer;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

During our fiscal year ended December 2012, we posted on our website any waiver of the Code of Ethics granted to any of our directors or executive officers promptly following the date of the waiver.  No waivers of the Code of Ethics were granted for the fiscal year ended December 31, 2013.  We will post any amendments to, or waiver from, our Code of Ethics on our website.

The Code is available on our website at www.midwaygold.com and on SEDAR, at www.sedar.com.  A copy of the Code will be provided, without charge, upon written request to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Corporate Secretary.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION COMMITTEE REPORT

The Compensation Committee is pleased to present the following Compensation Committee report:

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon review of the discussions herein, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted, members of the Compensation Committee

Martin M. Hale, Jr. (Chairman)

Roger A. Newell, and

John W. Sheridan

This compensation committee report is “furnished” to and not “filed” with the SEC.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The individuals who served as our chief principal executive officer and chief principal financial officer during the year ending December 31, 2013, as well as the other individuals included in the Summary Compensation Table below, are referred to as “named executive officers” or “NEOs” throughout this Compensation Discussion and Analysis.

Compensation Program Objectives

Our compensation program and policies are designed to ensure that the compensation program is competitive within the labor markets, fiscally sound and cost effective.  Further, the program and policies are based on a systematic blending of the position’s internal worth to the organization and its external value to the market, consistent with the Company’s ability to pay.

In early 2013, the Company and Compensation Committee retained Denver Compensation & Benefits, LLC, an independent consultant, to perform a competitive market analysis of the named executive officers’ compensation.  The independent consultant worked with management and the Compensation Committee to develop a list of eighteen  (18) comparable mining companies.  The selected list of gold mining companies ranged from exploration companies to advanced exploration and development companies.  The comparable mining companies, which the Compensation Committee believes provides a reasonable basis for assessing the competitiveness of the compensation for the NEOs, are listed below:

Company Name	Total Assets	Market Capitalization
August Resource Corp.	273,280,000	371,740,000
Sabina Gold & Silver	350,588,119	312,118,217
Synergy Resources Corp.	130,740,000	360,750,000
Paramount Gold and Silver Corp.	71,560,000	306,250,000
Asanko Gold	222,150,000	262,650,000
Largo Resources Ltd.	229,020,461	179,203,321
Golden Queen Mining	6,770,782	163,665,118
International Tower Hill	229,120,000	151,030,000
Vista Gold	162,740,000	142,380,000
Atna Resources	153,612,731	127,083,127
Golden Minerals Company	359,730,000	128,340,000
Orezone Gold	45,151,725	102,411,782
Petaquilla Minerals Ltd.	206,760,000	104,670,000
Pershing Gold	31,280,000	115,430,000
Great Western Minerals Group, Ltd.	150,459,622	96,797,470
CAMAC Energy Inc.	206,070,000	85,750,000
Victoria Gold Corp.	142,898,092	67,223,485
Corvus	29,643,175	52,723,139
Median	158,176,366	135,360,000

Midway Gold	134,030,000	134,660,000
Percentile Rank	31%	50%

The information was then compiled from the public reporting documents for each of the 18 comparable mining companies to report the annual base and other compensation components for the CEO and other named executive officers.  In addition to the above market analysis, the Company developed a base salary structure targeting the market median as the midpoint of each salary range.  This structure was developed using several different survey instruments.

In addition to the industry and peer comparisons, the Compensation Committee considers a variety of other factors when determining compensation policies and programs. These factors include the long-range goals of the Company and its Shareholders, the competitive requirements to attract and retain key employees, the Compensation Committee's assessment of the position requirements for each executive's role in the Company, along with the performance and contributions made by the executive.  Base salaries of executive management are set at levels which are competitive with the base salaries paid by companies of comparable or similar size within the mining industry, thereby enabling the Company to compete for and retain executives critical to the long-term success of the Company.  Superior performance is recognized through our incentive program.  The Compensation Committee does not weigh any of these factors more heavily than others and does not use a specific formula to assess these factors, but rather considers the combination of the factors in its judgment and at its discretion to make a final determination.

The Compensation Committee reviews and recommends to the Board of Directors our compensation policies and programs, as well as salary levels for certain executives. The CEO may not be present during meetings of the Compensation Committee when his compensation is being discussed. Independent Compensation Consultants and management prepare and present to the Compensation Committee such surveys, analyses, reports and recommendations, as the Committee may request, including the industry surveys as discussed above. The Board of Directors makes the final determination regarding our compensation programs and practices.

Elements of our Compensation Program for Fiscal Year 2013

The total compensation plan for executive officers is comprised of the following components: base salary, discretionary cash awards under the Short-Term Incentive Plan, and equity awards under the 2013 Stock and Incentive Plan.

There is no set policy or target regarding allocation between cash and non-cash elements of our compensation program. The Compensation Committee reviews annually the total compensation package of the CEO and the named executives against the Company’s compensation goals and objectives and the industry compensation data described above, and makes recommendations to the Board of Directors concerning the CEO’s compensation. Our CEO reports to the Compensation Committee regarding the individual performance of the other named executive officers.

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each named executive officer. Mr. Brunk’s, President and CEO, and Mr. Moritz’s, Senior Vice President of Operations, 2013 base salaries were in the 12th and 9th percentiles, respectively, based upon the peer group evaluation discussed above.  The base salary of the CFO position during 2013 was in the 13th percentile of the peer group evaluation discussed. The CFO position was held by Mr. Schaudies, Mr. Labate, and Mr. Blacketor throughout the year.  Salaries for our named executive officers are reviewed at least annually to consider factors such as market and inflation as well as overall corporate performance and the results of their performance reviews.

In May 2013, the Compensation Committee made base salary adjustments to the NEOs to recognize their individual performance and better align to comparative peer groups.

Named Executive Officer	Job Title	2012 Annual Salary (US$)	2013 Annual Salary (US$)	Percent Increase	Basis for Decision
Kenneth A. Brunk	President & CEO	$225,000	$275,000	22%	Improve competitive position relative to peer groups.
Bradley J. Blacketor	CFO	-	215,000	N/A	N/A. New hire as of December 5, 2013.
Richard D. Moritz	Sr. VP of Operations	175,000	220,000	26%	Improve competitive position relative to peer groups.

Short-Term Incentive Plan

Our Short-Term Incentive Plan (“STIP”) generally allows executive officers, management and employees to earn discretionary incentive payments as a percentage of base salary, based upon a  combination of individual performance and Company performance. All executive officers, management and employees participate in the STIP.  The President and CEO’s STIP participation and the amount of award is determined annually by the Compensation Committee.

In considering executive STIP, the Compensation Committee used the comparative market evaluation discussed above to review and approve the recommended amounts as determined by the independent consultant and management.  The independent consultant had compiled the relative STIP information and made recommendations to management for the CEO’s and other named executive officers’ amount of their Short-Term Incentive compensation.  It was the stance of the independent consultant and management to award amounts which approximated the 50th percentile of the peer group.

In May 2013, the Compensation Committee approved target bonus opportunities for the NEOs, expressed as a percentage of their annual base salary. For the bonus related to 2013, the target bonus opportunities for the NEOs were as follows:

Bonus Target
Job Title	(% of Base Salary)
President & Chief Executive Officer	50%
Chief Financial Officer	40%
Senior Vice President of Operations	40%

Corporate goals were established and reviewed by the Compensation Committee in February 2013.  The goals were based upon cash available to fund operations, financing for construction of the Pan project, permitting of the Pan project and engineering of the Pan project.  Based upon the performance of the Company in meeting the corporate goals and individual performance, the Compensation Committee approved the following bonuses for the NEOs in March 2014.

Named Executive Officer	Job Title	Target Bonus Opportunity (US$)	Actual Bonus Earned (US$)
Kenneth A. Brunk	President & CEO	$137,500	$-
Bradley J. Blacketor	CFO	86,000	-	(1)
Richard D. Moritz	Sr. VP of Operations	88,000	67,900

(1)Mr. Blacketor was hired on December 5, 2013 and therefore was not eligible for the bonus payout.

Stock Incentive Awards

On June 20, 2013, the Company’s Shareholders approved the 2013 Stock and Incentive (“2013 Plan”).  The 2013 Plan replaced the Company’s former 2008 Stock Option Plan (“2008 Plan”).  The 2013 Plan and the 2008 Plan are intended to emphasize management's commitment to and alignment of compensation with the enhancement of Shareholders' equity through an increase in the share price.

With the approval of the Company’s 2013 Plan, the 2008 Plan was no longer available for the granting of new stock options.  However, all outstanding option grants as of June 20, 2013, will remain under the 2008 Plan.

During 2013, the Company’s 2008 and 2013 Plans provided for grants to directors, officers, employees and consultants of options to purchase common shares. The Board fixed the aggregate number of our common shares issuable under all awards (“Award” or “Awards”) under the 2013 Stock and Incentive Plan at 16,628,914 (“Award Cap”), which is equivalent to 10% of the Company’s common shares plus Series A Preferred Shares and equivalent to 12.9% of the Company’s common shares outstanding as of April 16, 2013.  The total number of common shares issuable to insiders at any time and issued to insiders of the Company within any one-year period pursuant to stock options granted under the 2013 Stock and Incentive Plan, together with any other security based compensation arrangements of the Company, may not exceed 10% of the issued and outstanding common shares and preferred shares.  The number of common shares issuable for Awards made under the 2008 Stock Option Plan is deducted from the Award Cap. The Award Cap represents the maximum number of shares issuable under both plans.

As of April 25, 2014,  the maximum number of common shares reserved, set aside and made available for issue under the 2013 Plan was 16,628,914, of which there were 9,269,750 common shares issuable under issued and outstanding options under the 2013 Plan. 6,741,664 common shares in aggregate remain available for future grants under the 2013 Plan.

Administration

The 2013 Stock and Incentive Plan is administered by the Compensation Committee.  Subject to the express provisions of the 2013 Stock and Incentive Plan and to applicable law, the Compensation Committee has the full power and authority to:  (i) designate participants (the “Participants”) in the 2013 Stock and Incentive Plan; (ii) determine the type or types of awards to be granted to each Participant under the 2013 Stock and Incentive Plan; (iii) determine the number of common shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, common shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, common shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the 2013 Stock and Incentive Plan shall be deferred either automatically or at the election of the holder thereof or the Compensation Committee; (ix) interpret and administer the 2013 Stock and Incentive Plan and any instrument or agreement, including an Award Agreement, relating to the 2013 Stock and Incentive Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2013 Stock and Incentive Plan; (xi) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2013 Stock and Incentive Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non‑U.S. jurisdictions in which the Company or an affiliate may operate.

Stock Options

Stock Options granted under the 2013 Stock and Incentive Plan may be either “incentive stock options” or non-qualified stock options.  The exercise price of a stock option granted under the 2013 Stock and Incentive Plan will be determined by the Compensation Committee at the time the option is granted, but the exercise price may not be less than 100% of the fair market value of our common shares on the date of grant of such option.  The fair market value is the closing price of one common share on the trading day immediately preceding the date of grant on the NYSE MKT Stock Exchange. The Compensation Committee may designate an exercise price below the fair market value on an option grant date if the option is granted in substitution for a stock option previously granted by an entity that is acquired or merged with our Company or an affiliate of our Company. In addition, stock options are subject to the following restrictions: (i) a promissory note is not permitted as payment for a stock option; (ii) the maximum term for stock options is 10 years from the date of grant; and (iii) unless otherwise fixed, stock options expire 3 months after the person to which they have been granted is terminated (12 months if due to death) and 3 trading days after a period during which trading in the common shares was prohibited or restricted.

Stock Appreciation Rights

The 2013 Plan provides that the Compensation Committee may, from time to time and in its sole discretion, grant awards of stock appreciation rights.  A stock appreciation right granted under the 2013 Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the fair market value of a common share on the date of exercise over (ii) the grant price of the stock appreciation right as specified by the Compensation Committee, which price shall not be less than 100% of the fair market value of one common share on the date of the grant of the stock appreciation right.

Restricted Stock and Restricted Stock Units

The Compensation Committee is authorized to grant an Award of Restricted Stock and Restricted Stock Units to participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the 2013 Plan as the Compensation Committee shall determine:

i)

Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Compensation Committee may impose (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee may deem appropriate.

ii)

Issuance and Delivery of Shares.  Any Restricted Stock granted under the 2013 Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Compensation Committee may deem appropriate, including book‑entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan.  Such certificate or certificates shall be registered in the name of the participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book‑entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

iii)

Forfeiture.  Except as otherwise determined by the Compensation Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Compensation Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided,  however, that the Compensation Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units (e.g., in the event of the participant’s death, disability or retirement).

Certain amendments under the 2013 Stock and Incentive Plan may not be made without Shareholder approval, and these include: (i) amendments that require shareholder approval under the rules or regulations of the SEC, the NYSE MKT LLC, the Toronto Stock Exchange, the TSX Venture Exchange or any other securities exchange that is applicable to the Company; (ii) amendments that increase the number of shares authorized under the 2013 Stock and Incentive Plan as specified in Section 4(d) of the 2013 Stock and Incentive Plan; (iii) amendments that modify the limitations contained in Section 4(d) of the 2013 Stock and Incentive Plan; (iv) amendments that permit repricing of options or stock appreciation rights, which is currently prohibited by Section 6(f)(vii) of the 2013 Stock and Incentive Plan; (v) amendments that permit the award of options or stock appreciation rights at a price less than 100% of the fair market value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of 6(a)(i) and Section 6(b) of the 2013 Stock and Incentive Plan; or (vi) amendments that cause our Company to be unable to grant incentive stock options under the 2013 Stock and Incentive Plan, or would cause Section 162(m) to become unavailable with respect to the 2013 Stock and Incentive Plan.

Performance Awards

The Compensation Committee is authorized to grant performance awards that are intended to be “qualified performance‑based compensation” within the meaning of Section 162(m) of the United States Internal Revenue Code of 1986, as amended (“Section 162(m)”).  A performance award (“Performance Award”) granted under the 2013 Stock and Incentive Plan (i) may be denominated or payable in cash, shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Compensation Committee shall establish.  Subject to the terms of the 2013 Stock and Incentive Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Compensation Committee.  Performance Awards shall be conditioned solely on the achievement of one or more objective performance goals established by the Compensation Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m).

The following summary information is presented for the 2013 Stock and Incentive Plan as of December 31, 2013.

Plan Category		Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
		(a)	(b)	(c)
Equity Compensation Plans	TSX	9,645,834	$1.30	-
Approved by Security Holders	NYSE	399,000	$0.87	6,546,580
Equity Compensation Plans Not Approved by Security Holders		-	-	-

Perquisites and Other Personal Benefits

Our named executive officers are not generally entitled to perquisites or other benefits not offered to employees. We sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986.

Effects of Regulatory Requirements on Executive Compensation

Various rules under current generally accepted accounting practices impact the manner in which we account for grants of stock options to employees, including executive officers, on our financial statements. While the Compensation Committee reviews the effect of these rules (including Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718)) when determining the form and timing of grants of stock options to employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Clawback/Forfeiture Provisions

We do not have any formal agreements with officers, directors or employees concerning the return of bonuses or other compensation in the event they are found to have engaged in fraudulent or other inappropriate behavior or if performance measures are restated or adjusted in a manner that would reduce payments. We intend to follow the requirements of Section 304 of the Sarbanes-Oxley Act to recover bonus or other incentive-based or equity-based compensation received by our CEO and CFO and any profits they realized from the sale of securities during the relevant periods in the event we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under securities laws and would pursue other available remedies against them or other employees engaged in illegal activities. In addition, we intend to adopt a clawback policy in accordance with the requirements of the Dodd-Frank Act when regulations concerning clawback policies are adopted by the SEC and NYSE.

Anti-Hedging

While the Company has not adopted a formal prohibition, the named executive officers and the directors are, as a matter of practice, discouraged from purchasing financial instruments designed to hedge or offset a decrease in the market value of shares, including shares granted as or underlying share-based compensation or otherwise held directly or indirectly by an named executive officer or a director.  Further, the Company has a Business Ethics and Insider Trading policy.

EMPLOYMENT AND CONSULTING AGREEMENTS

Effective August 20, 2013, the Company engaged our former Chief Financial Officer, Mr. Fritz Schaudies to act as our Interim Chief Financial Officer.  During the year ended December 31, 2013, the Company paid $61,994 in consulting fees related to this agreement.

On May 19, 2012, we entered into a consulting agreement with our former CEO, Daniel E. Wolfus for a term of twelve months.  Under this agreement Mr. Wolfus provided advisory services from time to time. For the year ended December 31, 2013, we paid consulting fees totaling $65,776, under this agreement.

We have not entered into any other employment or consulting agreements with our named executive officers.  We intend to enter into employment agreements with our named executive officers during 2014.

SUMMARY COMPENSATION TABLE

A summary of cash and other compensation paid to our named executive officers for the last three fiscal years is as follows:

				Option	All Other	Total
Name and Principal Position	Year	Salary (1)	Bonus	Awards (2)	Compensation (3)	Compensation
Kenneth A. Brunk (4)	2013	$250,004	$63,863	$162,333	$7,904	$484,104
Chief Executive Officer	2012	196,073	49,950	-	-	246,023
	2011	160,368	49,455	905,085	-	1,114,908
Fritz K. Schaudies (5)	2013	$132,864	$41,202	$-	$-	$174,066
Former Chief Financial Officer	2012	137,555	24,975	-	-	162,530
	2011	108,497	-	270,070	-	378,567
John A. Labate (6)	2013	$78,532	$-	$-	$57,614	$136,146
Former Chief Financial Officer
Bradley J. Blacketor (7)	2013	$10,257	$-	$73,270	$-	$83,527
Chief Financial Officer
Richard D. Moritz (8)	2013	$186,982	$41,202	$-	$6,088	$234,272
Senior VP of Operations	2012	159,456	24,975	-	-	184,431
Doris Meyer (9)	2011	$25,875	$-	$-	$-	$25,875
Former Chief Financial Officer

(1)

The Company’s named executives are paid an annual salary in US dollars by Midway Gold US Inc., a subsidiary of the Company. These amounts have been translated into Canadian dollars at the average respective exchange rates for each year.

(2)

This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during each fiscal year.  There was no cash compensation paid to any of the named executive officers disclosed in the above table in connection with “option-based awards”.  The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and will be recognized over the vesting term of the option.  The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

(3)	The amounts in “All Other Compensation” consist of (i) our 401(k) matching contributions and (ii) a one-time severance payment to Mr. Labate of $55,365.
(4)	Mr. Brunk has served as the Company’s Chief Executive Officer and Director since May 12, 2010. Mr. Brunk did not receive additional compensation for his services as a director of our Company.
(5)

Mr. Schaudies served as Chief Financial Officer of the Company from March 18, 2011 until May 8, 2013 and as consultant in the Interim CFO role from August 20, 2013 to December 5, 2013.  As a consultant, the Company paid Mr. Schaudies $61,076 in addition to his salary as an employee of $71,788 until May 8, 2013.

(6)	Mr. Labate served as the Company’s Chief Financial Officer from May 8, 2013 until August 20, 2013.
(7)	Mr. Blacketor has served as the Company’s Chief Financial Officer and Senior Vice President since December 5, 2013.
(8)	Mr. Moritz has served as the Company’s Senior Vice President of Operations in an officer capacity since May 18, 2012.
(9)	Mrs. Meyer served as the Chief Financial Officer of the Company in a consultant capacity during 2011 until March 18, 2011.

The Company does not have pension or deferred compensation plans.

DISCLOSURE RELATING TO GRANTS OF PLAN-BASED AWARDS

During the year ended December 31, 2013, the Board granted the following stock options of the Company to the Company’s directors and named executive officers:

Name	Title	Grant Date	Expiration Date	Vesting Schedule	Number of Options Granted	Exercise Price	Grant Date Fair Value of Stock Option Awards
Kenneth A. Brunk	CEO and President	03/11/2013	03/11/2018	A	300,000	$1.15	$162,330
Bradley J. Blacketor	CFO and Senior VP	12/05/2013	12/05/2018	B	200,000	$0.80	$73,274
Richard D. Moritz	Senior VP of Operations	03/11/2013	03/11/2018	A	175,000	$1.15	$94,693
Roger A. Newell	Director	03/11/2013	03/11/2018	A	120,000	$1.15	$69,811
John W. Sheridan	Director	03/11/2013	03/11/2018	A	120,000	$1.15	$69,811
Frank S. Yu	Director	03/11/2013	03/11/2018	A	120,000	$1.15	$69,811

A - Options vest as to one-third on the date of grant, one-third on the first anniversary date and the final one-third on the second anniversary date.

B - Options vest as to one-third on the first anniversary date of grant, one-third on the second anniversary date and the final one-third on the third anniversary date.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2013

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Kenneth A. Brunk	500,000	-	-	$0.71	05/18/2015
	250,000	-	-	0.61	10/22/2015
	125,000	-	-	0.95	01/13/2016
	500,000	-	-	2.10	10/25/2016
	100,000	200,000	-	1.15	03/11/2018
Fritz K. Schaudies	66,667	-	-	$1.47	05/16/2016
	100,000	-	-	2.27	10/25/2016
Bradley J. Blacketor	-	200,000	-	$0.80	12/05/2018
Richard D. Moritz	100,000	-	-	$0.58	06/17/2015
	75,000	-	-	0.95	01/13/2016
	150,000	-	-	2.10	10/25/2016
	58,333	116,667	-	1.15	03/11/2018

OPTION EXERCISES AND SHARES VESTED IN 2013

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Option-based Awards – Value Vested During the Year (1)
Kenneth A. Brunk	-	$-	-	$-	$-
Fritz K. Schaudies	-	-	-	-	-
Bradley J. Blacketor	-	-	-	-	-
John A. Labate	-	-	-	-	-
Richard D. Moritz	-	-	-	-	12,000

(1)The value vested is calculated as the dollar value that would have been realized had the option been exercised on the date it vested less the related exercise price multiplied by the number of vesting shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Other than Mr. Hale’s interest in the Series A Private Placement (as defined herein) as set forth in the “Certain Relationships and Related Transaction and Director Independence” section of this Proxy Statement, no person who served as a member of the Compensation Committee during fiscal year 2013 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2013, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

The Compensation Committee continually assesses the risks and implications associated with the compensation policies and practices of the Company to ensure that the Board and Management have the latitude and flexibility to enable the hiring and retention of key employees and competent employees for all positions within the Company while doing so within the requirements of the law and industry norms.

At this stage of the development of the Company, executive management performance is judged on a subjective basis rather than an objective basis in regards to share price or earnings per share. This may change as the Company progresses to a production company thereby creating revenue.

Operational performance and effectiveness is judged monthly by a comparison of activities accomplished versus those planned to be accomplished. Executive management redirects resources as necessary and possible where shortfalls or improvements are required. Overall Company performance is reflected in the total performance of the executive and management team.

PENSION BENEFITS

None.

NON-QUALIFIED DEFERRED COMPENSATION

None.

RETIREMENT, RESIGNATION OR TERMINATION PLANS

The Company sponsors an employee-directed 401(k) savings plan (the “401(k) Plan”) for all eligible employees over the age of 18.  Under the 401(k) Plan, employees may make voluntary contributions based upon a percentage of their pre-tax income.

The Company began matching 50% of each employee’s contribution, up to 6% of the employee’s pre-tax income as of January 1, 2013.  The Company’s cash contributions vest rateably over a three year service period.

LONG TERM INCENTIVE PLAN AWARDS

We currently do not have a long-term incentive plan.  Accordingly, no such compensation was paid or distributed to the named executive officers during the financial year ended December 31, 2013.  A “long-term incentive plan” means any plan providing compensation intended to serve as incentive for performance to occur over a period longer than one (1) financial year, but does not include an option or stock appreciation rights plan or plans for compensation through restricted shares or restricted share units.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of April 25, 2014 regarding the ownership of our Shares by:

•	each person who is known by us to own more than 5% of our Shares; and
•	each named executive officer, each director and all of our directors and executive officers as a group.

The number of common shares beneficially owned and the percentage of common shares beneficially owned are based on a total of 171,940,484 common shares and Series A Preferred Shares (on an as converted basis) outstanding as of April 25, 2014.    The number of Series A Preferred Shares beneficially owned and the percentage of Series A Preferred Shares are based on 37,837,838 Series A Preferred Shares outstanding as of April 25, 2014.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  Common shares subject to options that are exercisable within 60 days following April 25, 2014 or preferred shares that are convertible within 60 days following April 25, 2014 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Shares shown as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (Common Shares)		Percent of Class (Common Shares) (1)	Amount and Nature of Beneficial Ownership (Series A Preferred Shares)		Percentage of Class (Series A Preferred Shares)(2)
DIRECTORS AND EXECUTIVE OFFICERS
Common Shares	Kenneth A. Brunk	1,644,000	(3)	0.96%	-		0%
	7215 South Chapparal Cir.
	East Centennial, CO 80016
Common Shares	Fritz K.Schaudies	166,667	(4)	0.10%	-		0%
	19183 E. Molly Ave
	Parker, CO 80134
Common Shares	Richard D. Moritz	541,666	(5)	0.32%	-		0%
	10484 Reindeer Circle
	Franktown, CO 80116
Common Shares	Rodney D. Knutson	250,000	(6)	0.15%	-		0%
	P.O. Box YY
	Aspen, CO 81612
Common Shares	Roger A. Newell	955,000	(7)	0.56%	-		0%
	1781 Larkspur Drive
	Golden, CO 80401
Common Shares	John W. Sheridan	343,000	(8)	0.20%	-		0%
	403-1169 West Cordova St
	Vancouver, BC V6C 3T1
Common Shares	Frank S. Yu	2,434,645	(9)	1.42%	-		0%
	9721 Orient Express Ct.
	Las Vegas, NV 89145
Preferred Shares	Martin M. Hale, Jr.	28,281,591	(10)(11)	16.45%	17,837,838	(11)	47.14%	(11)
	17 State Street, Suite 3230
	New York, NY 10004
Total		34,616,569		20.16%	17,837,838		47.14%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (Common Shares)		Percent of Class (Common Shares) (1)	Amount and Nature of Beneficial Ownership (Series A Preferred Shares)	Percentage of Class (Series A Preferred Shares)(2)
5% SHAREHOLDERS
Common Shares	Van Eck Associates Corp.	13,930,884		8.10%	-	0%
	335 Madison Ave. – 19th Floor
	New York, NY 10017
Common Shares	Matthew Sheerin	8,200,906		4.77%	-	0%
	56 Sunset Drive
	Manhasset, NY 11030
Common Shares	George T. Hawes	7,487,952	(12)	4.35%	-	0%
	49 Central Drive
	Plandome, NY 11030
Common Shares	Franklin Resources, Inc.	6,868,450		3.99%	-	0%
	One Franklin Parkway
	San Mateo, CA 94403
Preferred Shares	INV-MID, LLC	22,670,530	(13)	13.19%	20,000,000	52.85%
	17 State Street, Suite 3230
	New York, NY 10004
Preferred Shares	EREF-MID II, LLC	14,092,495	(14)	8.20%	12,432,433	32.86%
	17 State Street, Suite 3230
	New York, NY 10004
Preferred Shares	HCP-MID, LLC	12,235,971	(15)	7.12%	5,405,405	14.29%
	17 State Street, Suite 3230
	New York, NY 10004
Total		85,487,188		49.72%	37,837,838	100.00%
(1)

The information as to securities beneficially owned or over which a director or officer will exercise control or direction, not being within the knowledge of the Company, has been furnished by the respective directors and officers individually based on shareholdings in the Company as of April 25, 2014.  All percentages are based on the sum of common shares and Series A Preferred Shares (on an as converted basis) issued and outstanding as of April 25, 2014.

(2)	All percentages are based on the Series A Preferred Shares issued and outstanding as of April 25, 2014.
(3)	Includes 69,000 common shares and 1,575,000 common shares issuable upon the exercise of options within 60 days of April 25, 2014.
(4)	Includes 166,667 common shares issuable upon the exercise of options within 60 days of April 25, 2014.
(5)	Includes 100,000 common shares and 441,666 common shares issuable upon the exercise of options within 60 days of April 25, 2014.
(6)	Includes 250,000 common shares issuable upon the exercise of options within 60 days of April 25, 2014.
(7)	Includes 300,000 common shares and 655,000 common shares issuable upon the exercise of options within 60 days of April 25, 2014.
(8)	Includes 13,000 common shares and 330,000 common shares issuable upon the exercise of options within 60 days of April 25, 2014.
(9)	Includes 1,779,645 common shares and 655,000 common shares issuable upon the exercise of options within 60 days of April 25, 2014.
(10)	Includes 10,443,753 common shares and 17,837,838 common shares issuable upon the conversion of 17,837,838 Series A Preferred Shares within 60 days of April 25, 2014.
(11)

Includes 5,405,405 Series A Preferred Shares held by HCP-MID, LLC and 12,432,433 Series A Preferred Shares held by EREF-MID II, LLC. Hale Fund Management, LLC, is the general partner of Hale Capital Management, LP and exercises voting and investment power over the Series A Preferred Shares held by HCP-MID, LLC. Hale Fund Management, LLC is the manager of EREF-MID II, LLC and exercises investment and voting power over the Series A Preferred Shares held by EREF-MID II, LLC. Mr. Hale is the sole owner and Chief Executive Officer of Hale Fund Management, LLC.

(12)	Includes 7,112,952 common shares and 375,000 common shares issuable upon the exercise of options within 60 days of April 25, 2014.

(13)	Includes 2,670,530 common shares and 20,000,000 common shares issuable upon the conversion of 20,000,000 Series A Preferred Shares within 60 days of April 25, 2014.
(14)	Includes 1,660,062 common shares and 12,432,433 common shares issuable upon the conversion of 12,432,433 Series A Preferred Shares within 60 days of April 25, 2014.
(15)	Includes 6,830,566 common shares, and 5,405,405 common shares issuable upon the conversion of 5,405,405 Series A Preferred Shares within 60 days of April 25, 2014.

To the best of our knowledge, we have no arrangements,  including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION AND DIRECTOR INDEPENDENCE

On November 21, 2012, we entered into the Series A Private Placement in which we offered and sold 37,837,838 Series A Preferred Shares.  Of the 37,837,838 Series A Preferred Shares sold, EREF-MID II, LLC and HCP-MID, LLC purchased a combined 17,837,838 Series A Preferred Shares for a combined aggregate purchase price of US$33,000,000.  In connection with our obligations under the Series A Private Placement, we are required to pay quarterly dividend payments (the “Series A Dividend”) payable in cash or common shares to the holders of our Series A Preferred Shares. As of the date of this Proxy Statement, we have issued a total of 5,033,848 common shares as the Series A Dividend with an aggregate value of US$5,637,406.  Mr. Hale has voting and investment control of the Series A Preferred Shares held by EREF-MID II, LLC and HCP-MID, LLC.  Other than the Series A Dividend, which did not exceed US$120,000, there are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 10% of the outstanding common shares, or any known associates or affiliates of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded US$120,000.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF AUDITOR and AUTHORIZATION TO FIX REMUNERATION OF AUDITOR

WHAT AM I VOTING ON?

The Audit Committee has selected KPMG LLP to be its independent registered accounting firm for the fiscal year ending December 31, 2014.

This proposal seeks ratification of the appointment of KPMG LLP and seeks authorization for the Board to fix the remuneration to be paid to KPMG LLP.

Representatives of KPMG LLP are expected to be present at the Meeting to respond to appropriate questions and to make such statements as they may desire.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP and authorization to fix the remuneration to be paid to KPMG LLP.

INFORMATION ON INDEPENDENT REGISTERED ACCOUNTING FIRM

KPMG LLP, Chartered Accountants, was first appointed auditor of the Company on March 3, 1998. Unless otherwise instructed, the proxies given to management pursuant to this solicitation will be voted for the reappointment of KPMG LLP, Chartered Accountants, as auditor of the Company to hold office until the close of the next annual general meeting of the Company, at a remuneration to be fixed by the directors of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	Year Ended December 31,
	2013	2012
Audit Fees	$344,400	$313,000
Audit Related Fees	-	-
Tax Fees	294,600	89,559
All Other Fees	$-	$-

“Audit Fees” are the aggregate fees billed by KPMG LLP for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” are fees billed by KPMG LLP for professional services.

“Tax Fees” are fees for professional services rendered by KPMG LLP for tax compliance, tax advice on actual or contemplated transactions.

“All Other Fees” consist of fees for product and services other than the services reported above.

POLICY ON PRE-APPROVAL BY AUDIT COMMITTEE OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

Our Audit Committee pre-approves all services provided by our independent accountant.

PROPOSAL 4 – APPROVAL OF SECTION 26.7(3)(i) OF THE COMPANY’S ARTICLES GRANTING THE SERIES A PREFERRRED SHAREHOLDERS PREFERENTIAL GOVERNANCE RIGHTS AND NOMINATION RIGHTS IN THE EVENT THAT WE FAIL TWICE TO REDEEM THE SERIES A PREFERRED SHARES

WHAT AM I VOTING ON?

Background

In connection with the Series A Private Placement, we amended the Articles to grant the holders of the Series A Preferred Shares preferential corporate governance and nomination rights in the event we fail to redeem the Series A Preferred Shares.

Sections 26.7(1) and 26.7(2) of the Articles (included as “Schedule A”) provide that either the holders of the Series A Preferred Shares or we may elect to redeem the Series A Preferred Shares on or after December 13, 2017 at a redemption price of $1.85 per share, plus all unpaid dividends accrued on such shares, whether declared or not.  In the event that we prohibited from redeeming the Series A Preferred Shares within thirty (30) days after a demand for redemption by a holder of the Series A Preferred Shares and we have not completed a liquidation event (excluding a voluntary or involuntary liquidation, dissolution or winding-up of our affairs) prior to the five (5) years from issuance of the Series A Preferred Shares, then we are required to distribute all of the legal available funds to the holders of the Series A Preferred Shares and repay any remaining amounts in equal quarterly payments for the period of two (2) years from the date on which redemption is demanded, and we shall engage at our expense an investment banker to assist and facilitate any transaction or capital raise and such redemption plan must be completed within 180 days of December 13, 2017.

In addition to the redemption rights as described above, if we are unable to redeem any Series A Preferred Shares two (2) years after a demand for redemption, then, subject to the approval of the majority of the holders of our common shares at the Meeting of this proposal, Section 26.7(3) of the Articles grants the holders of the Series A Preferred Shares the right to (i) voting as a single class (to the exclusion of the holders of all other securities and classes of our capital stock), vote to elect a majority of our Board, and (ii) in the event that our Articles do not permit the holders of Series A Preferred Shares to elect a majority of our Board, holders of Series A Preferred Shares may sell, as may be permitted by applicable law, on our behalf, our assets, in such holders’ discretion, that are sufficient to redeem any remaining Series A Preferred Shares.

Section 26.7(3)(i) of the Articles, which provides preferential rights to elect a majority of our Board, is only effective upon the holder of the common shares passing a special resolution approving such section.

Vote required approving this Proposal

The proposal will be approved if 2/3 of the votes cast by the holders of common shares are cast in favor of the proposal.

Consequences of a failure to approve this Proposal

If this proposal is not approved, in accordance with our obligations in connection with the Series A Private Placement, we will be required to seek Shareholder approval for this proposal at each subsequent annual or special meeting of our Shareholders until our Shareholders adopt this proposal.

Pursuant to our Articles, the approval of Section 26.7(3)(i) of the Articles requires a special separate resolution of the holders of common shares.

Accordingly, holders of common shares will be asked to approve the special resolution attached as Schedule “B” hereto in order to approve Section 26.7(3)(i) of the Articles.

The Board recommends a vote FOR the approval of the amendment to the our Articles permitting the holders of the Series A Preferred Shares preferential governance and nomination rights in the event we do not redeem the Series A Preferred Shares.

OTHER MATTERS

Management of the Company knows of no other matters to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS

The audited annual financial statements of the Company for the year ended December 31, 2013 will be placed before you at the Meeting.  Financial information about the Company is provided in such financial statements and in the associated management’s discussion and analysis.  You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the U.S. Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov/edgar.html or the Company’s website at www.midwaygold.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 18, 2014

This Proxy Statement and the 2013 Annual Report on Form 10-K can be accessed on our website at www.midwaygold.com.

At the written request of any Shareholder who owns common shares on the record date, we will provide to such Shareholder, without charge, a paper copy of our 2013 Annual Report on Form 10-K as filed with securities regulatory authorities, including the financial statements, but not including exhibits. If requested, we will provide copies of the exhibits for a reasonable fee.

Requests for paper copies of the 2013 Annual Report on Form 10-K, the audited annual financial statements and/or the associated management discussion and analysis should be mailed to Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112, Attention: Corporate Secretary.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in next year’s  2015 proxy statement, Shareholder proposals must be submitted in writing to the Corporate Secretary at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112 - telephone (720) 979-0900; fax (720) 979-0898, and received no later than December 11, 2014.  Similarly, Shareholder proposals not submitted for inclusion in the proxy statement and received after March 27, 2015 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of the Company.

DATED at Englewood, Colorado,  this 16th day of April, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

MIDWAY GOLD CORP.

“Kenneth A. Brunk”

Chairman, President, Chief Executive Officer and Director

Appendix A

Form of Proxy

MIDWAY GOLD

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class COMMON

Holder Account Number

C1234567890 XXX

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## Form of Proxy - Annual General and Special Meeting to be held on June 18, 2014

### This Form of Proxy is solicited by and on behalf of Management.

**Notes to proxy**

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

**Proxies submitted must be received by 10:00 AM (Nevada Time) on June 16, 2014.**

### VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**1-866-732-VOTE (8683) Toll Free**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 123456789012345**

27MA14063_011GHB

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

## Appointment of Proxyholder

**I/We, being holder(s) of Midway Gold Corp. hereby appoint:** Kenneth A. Brunk, or failing him, Bradley J. Blacketor, or failing him, Richard D. Moritz.

**OR**

**Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Midway Gold Corp. to be held at the offices of Lionel Sawyer & Collins, Suite 1700, 300 S. 4th Street, Las Vegas, NV 89101, on June 18, 2014 at 10:00 AM (Nevada Time) and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

### 1. Number of Directors

To set the number of Directors at seven (7).

For ☐ Against ☐

### 2. Election of Directors

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01. Kenneth A. Brunk | ☐ | ☐ | 02. Martin M. Hale, Jr. | ☐ | ☐ | 03. Roger A. Newell | ☐ | ☐ |
| 04. Richard P. Sawchak | ☐ | ☐ | 05. John W. Sheridan | ☐ | ☐ | 06. Frank S. Yu | ☐ | ☐ |

07. Nathaniel E. Klein (Preferred Director elected by Series A Preferred Shareholders voting as a separate class)

Fold

### 3. Appointment of Auditors

For ☐ Withhold ☐

### 4. Amendment to the Articles for Series A Preferred Shares Rights

For ☐ Against ☐

Fold

**Authorized Signature(s) – This section must be completed for your instructions to be executed.**

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

MLGQ 049460 XXXX AR0 9999999999

27MA14063_011GID

MIDWAY GOLD

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

**Security Class**
PREFERRED CLASS SERIES A
**Holder Account Number**
C1234567890 IND

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## Form of Proxy - Annual General and Special Meeting to be held on June 18, 2014

## This Form of Proxy is solicited by and on behalf of Management.

### Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

**Proxies submitted must be received by 10:00 AM (Nevada Time) on June 16, 2014.**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**1-866-732-VOTE (8683) Toll Free**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 12345678901234 5**

27MA14064_011H1B

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

**Appointment of Proxyholder**

**I/We, being holder(s) of Midway Gold Corp. hereby appoint:** Kenneth A. Brunk, or failing him, Bradley J. Blacketor, or failing him, Richard D. Moritz.. OR **Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Midway Gold Corp. to be held at the offices of Lionel Sawyer & Collins, Suite 1700, 300 S. 4th Street, Las Vegas, NV 89101, on June 18, 2014 at 10:00 AM (Nevada Time) and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

| | For | Against |
|---|---|---|
| **1. Number of Directors**<br>To set the number of Directors at seven (7). | ☐ | ☐ |

**2. Election of Directors**

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01. Kenneth A. Brunk | ☐ | ☐ | 02. Martin M. Hale, Jr. | ☐ | ☐ | 03. Roger A. Newell | ☐ | ☐ |
| 04. Richard P. Sawchak | ☐ | ☐ | 05. John W. Sheridan | ☐ | ☐ | 06. Frank S. Yu | ☐ | ☐ |
| 07. Nathaniel E. Klein (preferred shareholder) | ☐ | ☐ | | | | | | |

| | For | Withhold |
|---|---|---|
| **3. Appointment of Auditors**<br>Re-appointment of KPMG LLP as the Company's Auditors for the fiscal year 2014 and to authorize the Board of Directors to fix the remuneration to be paid to KPMG LLP. | ☐ | ☐ |

Fold

Fold

**Authorized Signature(s) – This section must be completed for your instructions to be executed.**

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

MLGQ 049467 X X X X AR0 9999999999

27MA14064_011H2D

SCHEDULE “A”

PART 26

SPECIAL RIGHTS AND RESTRICTIONS

ATTACHED TO PREFERRED SHARES

The special rights and restrictions of the Series A Preferred Shares (as defined in Section 26.1 below) are as set out below.

26.1Interpretation

(1)	Definitions

For purposes of this Part 26

(t)“Preferred Governance Majority” means Initial Purchaser until such time as HCP-MID, LLC., INV-MID, LLC. and EREF-MID II, LLC no longer hold in the aggregate at least 7,567,568 shares of Series A Preferred Shares at which time the Preferred Governance Majority shall mean the holders of the majority of the then issued and outstanding Series A Preferred Shares until such time as the Preferred Holders no longer hold at least 7,567,568 shares of Series A Preferred Shares, at which point in time, there shall no longer be a Preferred Governance Majority and the rights in Section 26.2(4) shall be of no further force or validity.

(u)“Preferred Holders” means, at any time, the holders of Series A Shares.

(v)“Preferred Super Majority” means Initial Purchaser until such time as HCP-MID, LLC. , INV-MID, LLC. and EREF-MID II, LLC  no longer hold in the aggregate at least 3,783,784 shares of Series A Preferred Shares at which time the Preferred Super Majority shall mean the holders of the majority of the then issued and outstanding Series A Preferred Shares.

(2)	Consent of Preferred Super Majority

For purposes of these Series A Preferred Share provisions, where an action is to be taken by the Preferred Super Majority, in addition to the requirements of applicable law, if any, such action may be taken if the Preferred Super Majority:

(a)	Agree in writing: or

(b)	Pass a resolution to such effect at a duly constituted meeting of Preferred Holders, voting as a single class.

26.2Voting Rights

(1)	Entitlement to Vote

Each holder of Series A Preferred Shares is entitled to receive notice of and to attend all meetings of Shareholders of the Company and to vote at such meetings, except meetings at which only holders of a specified class or series of shares (other than Series A Preferred Shares) are entitled to vote. Except as otherwise required by law or these Articles, the holders of the Series A Preferred Shares and the Common Shares will vote together as a single class.

(2)	Number of Votes

Each Series A Preferred Share entitles the Preferred Holder to the number of votes per share equal to the number of Common Shares into which such Series A Preferred Share is convertible pursuant to these Series A Preferred Share provisions as of the record date for the determination of Shareholders entitled to vote on such matter, or if no record date is established, the date such vote is taken or any written consent of Shareholders is solicited.

(3)	Series Voting

The Company shall not, either directly or indirectly by amendment, amalgamation, consolidation or otherwise, do any of the following without the written consent or affirmative vote of the Preferred Super Majority, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series:

(a)	Create a new class or series of shares equal or superior to the shares of such class;

(b)	redeem or repurchase any shares of the Company except for purchases at cost upon termination of employment;

(c)	a voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company;

(d)	change the special rights or restrictions attached to the Series A Preferred Shares;

(e)	amend or repeal of any provision of the Company’s Notice of Articles or Articles in a matter adverse to the holders of Series A Preferred Shares; or

(f)

issue any additional Common Shares or Securities Equivalents for Consideration Per Share that is less than the Conversion Price applicable to the Series A Preferred Shares; provided however the Preferred Super Majority shall not be entitled to a vote with respect to any of the following:

(i)	Common Shares pursuant to a Stock Split;

(ii)	Securities issued upon exercise, conversion or exchange of existing and outstanding Securities Equivalents on the date hereof;

(iii)

Options to acquire Common Shares (and Common Shares issuable upon exercise of such options) issued in accordance with any employee incentive stock option plan, or any amendment to a stock option plan, of the Company approved by the Shareholders of the Company for the Company's management, directors and employees where the exercise price or conversion price of such Options is below the Conversion Price, but is not less than the Closing Price of the Common Shares at the time of such grant or issuance; provided, further, that the aggregate of such grants, issuances or sales per calendar year shall not exceed five percent (5%) of the issued and outstanding shares of Common Shares as of December 31 of such calendar year;

(iv)	Common Shares issued for the purpose of redeeming in full the Series A Preferred Shares in cash, or

(v)	Up to a maximum of 756,757 Common Shares to be used exclusively for real property acquisitions, including by way of a joint venture

(4)	Series Director

(a)

Subject to Article 26.8, the Preferred Governance Majority shall have the right to nominate one (1) director nominee for election to the Board to be elected by the Preferred Holders, voting as a separate series (the "Preferred Holder Director") at each annual or special meeting of Shareholders of the Company or action by written consent of Shareholders at which directors will be elected. The Preferred Holder Director shall be qualified to serve as a director of the Company. Each Preferred Holder Director elected shall be a member of the Board until the next annual Shareholders meeting or until such Preferred Holder Director ceases to hold office by reason of death, resignation, removal or disqualification.

(b)

Subject to paragraph (a), any vacancy created by the death, resignation, removal or disqualification of any Preferred Holder Director shall only be filled by an eligible person nominated by the Preferred Governance Majority unless the Preferred Governance Majority agrees otherwise.  If a person designated by the Preferred Governance Majority to be a Preferred Holder Director is not a Preferred Holder Director because of such person's death, disability, disqualification, withdrawal as a Preferred Holder

Director or is for any other reason unavailable or unable to serve on the Board, the Preferred Governance Majority shall be entitled to promptly designate another person to be a Preferred Holder Director and such vacancy shall not be filled prior to the designation of an individual by the Preferred Governance Majority.  The Preferred Holder Director may resign from the Board at any time without notice.  If the position of Preferred Holder Director is vacant and the Preferred Governance Majority designates a person for a Preferred Holder Director, the Board shall appoint such person to the Board as the Preferred Holder Director to serve on the Board until his or her term expires at the next annual Shareholders meeting.

(c)

Subject to Article 26.8, in the event the size of the Board is increased beyond seven (7) members, for each member of the Board beyond seven (7) members, the Preferred Governance Majority shall have the right to designate one (1) additional director nominee for election or appointment as a Director such that increases to the Board beyond seven (7) members shall occur in increments of two (2) where one of the new Directors shall be a nominee designated by the Preferred Governance Majority.

26.3Dividends

(1)	Entitlement to Dividends

(a)

On a quarterly basis, the Preferred Holders are entitled to receive, for each Series A Preferred Share, out of the funds legally available for the payment of dividends, an annual, cumulative, preferential dividend equal to 8% of the applicable Initial Price, compounded monthly (the "Preferred Dividend").  Dividends shall be payable, either, at the election of the Company, (i) in Common Shares (which shall be valued as the Closing Price of a Common Share on the NYSE MKT on the trading day immediately before the dividend is paid), but only if the receipt of the applicable Common Shares by such Preferred Holder shall be deemed an exempt purchase pursuant to Section 16(b) of the Exchange Act, or (ii) following notice to each Holder, in cash by wire transfer of immediately available funds. Payment of the Preferred Dividend shall begin on April 1, 2013 (and include all accrued but unpaid dividends beginning on December 13 , 2012) and thereafter shall be paid on the first business day of each following quarter, beginning on July 2, 2013, subject to the deduction or withholding of any taxes required to be deducted or withheld under applicable tax laws, rules or regulations.

(b)

The dividends to which a Preferred Holder is entitled accrue, in respect of each Series A Preferred Share, daily as of the date such Series A Preferred Share is issued. Dividends accrue whether or not they are declared by the Board of Directors.

(2)	Priority of Dividends

No dividend or other distribution will be paid, declared or set apart for payment in respect of any Common Shares or shares of any other class ranking junior to the Series A Preferred Shares in respect of dividends unless the Preferred Holders have been paid in full all accrued but unpaid dividends to which they are entitled and the Series A Preferred Shares shall rank senior to each class of shares that is created before or after it as long as it is outstanding.  No dividend or other distribution greater than the Preferred Dividend (other than a stock dividend giving rise to an adjustment under Section 26.6(2) will be paid, declared or set apart for payment in respect of any Common Shares or shares of any other class ranking junior to the Series A Preferred Shares in respect of dividends (and the Series A Preferred Shares are deemed to rank senior to each class of shares that is created before it).

26.4(Intentionally Left Blank)

26.5Conversion

(1)	Optional Conversion Rights

The Series A Preferred Shares are convertible, at any time and from time to time, at the option of the Preferred Holder and without payment of additional consideration, into Common Shares.

(2)	Conversion Rate

The number of Common Shares into which each Series A Preferred Share is convertibles is equal to the quotient obtained by dividing the Initial Price applicable to such Series A Preferred Share by the Conversion Price applicable to such Series A Preferred Share, as adjusted from time to time in accordance with Article 26.6.

(3)	Mandatory Conversion

If at any time after December 13, 2013, (i) the Weighted Average Price of the Common Shares exceeds the Mandatory Conversion Price on each Trading Day during the twenty (20) consecutive Trading Days immediately prior to both the delivery of an applicable Mandatory Conversion Notice and the applicable Mandatory Conversion Date, and (ii) all the Equity Conditions are satisfied (or waived by the Preferred Holders) as of both the applicable Mandatory Conversion Notice Date and the applicable Mandatory Conversion Date, the Company may require each Preferred Holder to convert all, or any whole number, of Preferred Shares equal to the product of (i) the aggregate Preferred Shares which the Company has elected to cause to be converted pursuant to this Section 26.5(3), multiplied by (ii) such holder's pro rata amount, in each case as designated in the applicable Mandatory Conversion Notice into fully paid, validly issued and non-assessable shares of Common Shares (rounded to the nearest whole share) in accordance with this Section 26.5(3) at the Conversion Price (a "Mandatory Conversion")  The Company will cause its transfer agent to issue each Preferred Holder of record on the Mandatory Conversion Date the number of Common Shares into which that Permitted Number of the Series A Preferred Shares is convertible at the address of record for such Preferred Holder.  Upon such issuance, the certificates representing the Series A Preferred Shares so converted shall be null and void.  The Company may effect only one (1) Mandatory Conversion during any thirty (30) calendar day period.

(4)	Time of Conversion

Conversion is deemed to be effected (a) in the case of an optional conversion pursuant to Sections 26.5(1), immediately prior to the close of business on the Conversion Date or (b) in the case of a Mandatory Conversion as of the Mandatory Conversion Date.

(5)	Effect of Conversion

Upon the conversion of the Series A Preferred Shares at the time provided for in Section 26.5(4):

(a)	The rights of a Preferred Holder as a holder of the converted Series A Preferred Shares cease; and

(b)	Each person in whose name any certificate for Common Shares is issuable upon such conversion is deemed to have become the holder of record of such Common Shares.

(6)	Mechanics of Conversion

(a)	To exercise optional conversion rights under Section 26.5(1), a Preferred Holder much:

(i)	Give written notice to the Company at its principal office or the office of any transfer agent for the Common Shares:

(a)	Stating that the Preferred Holder elects to convert Series A Preferred Shares and the number of Series A Preferred Shares to be so converted; and

(b)	Providing the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon such conversion are to be issued; and

(ii)

Where the Common Shares are to be registered in the name of the person other than the Preferred Holder, provide evidence to the Company of proper assignment and transfer of the surrendered certificates to the Company, including evidence of compliance with applicable securities laws and any applicable shareholder agreement in respect of the Company.

(b)

Within 3 Trading Days after the Conversion Date or on the Mandatory Conversion Date, as applicable, the Company will issue and deliver to the Preferred Holder a certificate or certificates in such denominations as such Preferred Holder requests for the number of full Common Shares issuable upon the conversion of such Series A Preferred Shares, together with cash in respect of any fractional Common Shares issuable upon such conversion in accordance with paragraph (7).  If the Company shall fail for any reason or for no reason to issue to the Preferred Holder within 3 days after the Conversion Date or Mandatory Conversion Date, and if on or after such Business Day such Preferred Holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by such Preferred Holder of such Common Shares that the holder anticipated receiving without legend from the Company (a "Buy-In"), then the Company shall, within three (3) business days after such Preferred Holder's request and in such Preferred Holder's discretion, either (i) pay cash to such Preferred Holder in an amount equal to such Preferred Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Common Shares so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such Common Shares shall terminate, or (ii) promptly honor its obligation to deliver to the holder such Common Shares as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares, times (B) the Closing Price on the date of the occurrence of any of clauses (i) through (ii), as applicable. "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on the Principal Eligible Market, the closing bid price per share of the Common Shares for such date (or the nearest preceding date) on the Principal Eligible Market; (b) if the Common Shares are then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Shares for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Shares are then listed or quoted; or (c) in all other cases, the Fair Market Value.

(c)

If some but not all of the Series A Preferred Shares represented by a certificate or certificates surrendered by a Preferred Holder are converted, the Company will execute and deliver to or on the order of the Preferred Holder within three (3) days, at the expense of the Company, a new certificate representing the number of Series A Preferred Shares that were not converted.

(d)

The Company will pay any documentary, stamp, or similar issue or transfer tax due to the issue of the Common Shares upon conversion, unless the tax is the direct result of the request of a Holder that the Common Shares be issued in a name other than the Holder.

(7)	Fractional Shares

No fractional Common Shares will be issued upon conversion of Series A Preferred Shares. Instead of any fractional Common Shares that would otherwise be issuable upon conversion of Series A Preferred Shares, the Company will pay to the Preferred Holder a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per Common Share (as determined in a manner reasonably prescribed by the Board of Directors) at the time of conversion, but no such payment is required if the Board of Directors determines that the value of one Common Share is less than $100.

26.6Conversion Price

(1)	Initial Conversion Price

The initial Conversion Price for Series A Preferred Shares is equal to the Initial Price for such Series A Preferred Share and remains in effect until it is adjusted in accordance with the other provisions of this Article 26.6.

(2)	Adjustments for Stock Splits

After the Issuance Date in respect of the Series A Preferred Shares, the Conversion Price is adjusted upon a Stock Split, automatically and simultaneously with the Stock Split, such that the Conversion Price is equal to the product obtained by multiplying the Conversion Price immediately before the Stock Split by a fraction:

(a)	The numerator of which is the number of Common Shares outstanding immediately before the Stock Split; and

(b)	The denominator of which is the number of Common Shares outstanding immediately after the Stock Split.

(3)	Adjustments for Capital Reorganizations

If, following the Issuance Date in respect of the Series A Preferred Shares, the Common Shares are changed into the same or a different number of shares of any class or series of stock, whether by capital reorganization, reclassification or otherwise (other than in connection with a Liquidation Event), the Company will provide each Preferred Holder with the right to convert each Series A Preferred Share into the kind and amount of shares or other securities receivable upon such change that a holder of a number of Common Shares equal to the number of Common Shares into which such Series A Preferred Share was convertible immediately prior to the change is entitled to receive upon such change.

(4)	No Impairment

The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under Article 26.5 or this Article 26.6, but will at all times in good faith assist in the carrying out of all the provisions of Article 26.5 and this Article 26.6 and in the taking of any action necessary or appropriate in order to protect the conversion rights of the Preferred Holders against impairment.

(5)	Certificate as to Adjustments

In each case of an adjustment or readjustment of the Conversion Price, the Company will promptly furnish each Preferred Holder with a certificate showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

(6)	Further Adjustment Provisions

If, at any time as a result of an adjustment made pursuant to this Article 26.6, a Preferred Holder becomes entitled to receive any shares or other securities of the Company other than Common Shares upon surrendering Series A Preferred Shares for conversion, the Conversion Price in respect of such other shares or securities will be adjusted after that time, and will be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Series A Preferred Shares contained in this Article 26.6, and the remaining provisions of these Series A Preferred Shares provisions apply on the same or similar terms to any such other shares or securities.

26.7Redemption

(1)	Redemption

From and after the date which is five years from the Issuance Date of the Series A Preferred Shares (such date the "Redemption Date"), either (i) the Company or (ii) each holder of Series A Preferred Shares shall have the right, on demand, exercisable by 30 days' notice in writing, to redeem or to require the Company to redeem, out of funds lawfully available therefor, all or any portion of the Series A Preferred Shares held by the Preferred Holder making such demand, and upon the date specified in such notice (each such date, a "Scheduled Redemption Date") the Company shall redeem the number of the Series A Preferred Shares with respect to which such demand has been given by paying to the Preferred Holder thereof the Series A Preferred Redemption Amount  in cash for each such share (the "Aggregate Series A Preferred Redemption Amount") on presentation and surrender of the certificate(s) for such Series A Preferred Shares. Upon receipt or delivery, as the case may be, of such notice, the Company shall provide written notice of such demand to every other holder of Series A Preferred Shares, if any, specifying the applicable Scheduled Redemption Date, and such other holders of Series A Preferred Shares may elect to exercise such holders' right to demand redemption of such holders' Series A Preferred Shares for the same Scheduled Redemption Date by delivery of written notice to the Company not less than five business days prior to such Scheduled Redemption Date. If the Company does not have sufficient funds legally available to redeem on any Scheduled Redemption Date all Series A Preferred Shares to be redeemed on such Scheduled Redemption Date, the Company shall redeem a pro rata portion of each holder's redeemable shares out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed (the "Remaining Shares") as soon as practicable after the Company has funds legally available therefor. In the event less than all of the Series A Preferred Shares represented by a certificate are redeemed, a new certificate representing the remaining Series A Preferred Shares shall promptly be issued to such holder.

If the funds necessary to effect the redemption of any of the Series A Preferred Shares have been set aside so as to be available for payment on demand by the Preferred Holders, then, after the date so fixed for redemption, all rights and privileges in the Series A Preferred Shares so called for redemption, including the right to dividends thereon accruing after the date so fixed for redemption, shall cease except the right to be paid the Series A Preferred Redemption Amount for each such share.

(2)	Failure to Redeem

If the Company shall (i) not have completed a Liquidation Event (excluding a voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company) prior to the Redemption Date and (ii) be prohibited from redeeming all Remaining Shares within 30 days after the exercise by the holder of Series A Preferred Shares of such holder's right to demand redemption, then in addition to all other remedies that may be available (a) the Company shall distribute all of the legal available funds to the holders of the Preferred Shares (the "Distributed Funds)", and (b) (i) the Company shall repay the difference between the Aggregate Series A Redemption Amount and the Distributed Funds (the "Remaining Payment Amount") in equal quarterly payments for the period of two (2) years from the Redemption Date, and  (ii) the Company shall engage at its expense an investment banker (mutually acceptable to the Preferred Super Majority and the Company, each acting reasonably) to assist in facilitating any transaction or capital raise and such redemption plan must be completed within 180 days of the Redemption Date.

(3)	Further Failure to Redeem

Subject to Article 26.8, if after two (2) years from the Redemption Date the Company is unable to redeem all Remaining Shares, but provided the Preferred Holders continue to hold at least 7,567,568 shares of Series A Preferred Shares, then the Preferred Super Majority may, (i) provided it is permitted by the Articles of the Company, as amended, voting as a single class (to the exclusion of the holders of all other securities and classes of capital stock of the Company), vote to elect such number of additional directors which shall constitute a majority of the Company's Board of Directors, and the number of directors constituting the Company's Board of Directors shall automatically be increased as necessary, and (ii) in the event it is not permitted, the Preferred Super Majority may sell, as may be permitted by applicable law, on behalf of the Company the assets of the Company, in its discretion, that are sufficient to redeem the Remaining Shares.

26.8Pending Approval

Each of Sections 26.2(4)(a), 26.2(4)(c) and 26.7(3)(i) shall become effective upon Special Common Approval.

SCHEDULE “B”

SPECIAL RESOLUTION FOR APPROVAL OF SECTION

26.7(3)(i) OF THE COMPANY’S ARTICLES

Preferred Shares Rights Matter

RESOLVED, as a separate special resolution of the holders of the issued and outstanding common shares of the Company, that the approval of Section 26.7(3)(i) of the Articles, granting the holders of the Series A Preferred Shares preferential governance and nomination rights if the Company fails to redeem the Series A Preferred Shares within two years after a demand for redemption by a holder, is hereby consented to.